AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  _X_
                               (File No. 2-75151)
                        Post-Effective Amendment No. _24_

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940              _X_
                              (File No. 811-03342)
                        Post-Effective Amendment No. _27_



                          SIT MID CAP GROWTH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              4600 Wells Fargo Center, Minneapolis, Minnesota 55402
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (612) 332-3223
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Kelly K. Orning
                                 Staff Attorney
                                Sit Mutual Funds
                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           220 Pillsbury Center South
                          Minneapolis, Minnesota 55402

     _XX_ immediately upon filing pursuant to paragraph (b) of rule 485 ____ on (specify date) pursuant to paragraph (b) of rule 485
     ____  60 days after filing pursuant to paragraph (a)(1) of rule 485
     ____  on (specify date) pursuant to paragraph (a)(1) of rule 485
     ____  75 days after filing pursuant to paragraph (a)(2) of rule 485
     ____  on (specify date) pursuant to paragraph (a)(2) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about July 26, 2000.

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  _X_
                               (File No. 2-75152)
                        Post-Effective Amendment No. _24_

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940              _X_
                              (File No. 811-03343)
                        Post-Effective Amendment No. _27_


                         SIT LARGE CAP GROWTH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              4600 Wells Fargo Center, Minneapolis, Minnesota 55402
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (612) 332-3223
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Kelly K. Orning
                                 Staff Attorney
                                Sit Mutual Funds
                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           220 Pillsbury Center South
                          Minneapolis, Minnesota 55402

     _XX_ immediately upon filing pursuant to paragraph (b) of rule 485 ____ on (specify date) pursuant to paragraph (b) of rule 485
     ____  60 days after filing pursuant to paragraph (a)(1) of rule 485
     ____  on (specify date) pursuant to paragraph (a)(1) of rule 485
     ____  75 days after filing pursuant to paragraph (a)(2) of rule 485
     ____  on (specify date) pursuant to paragraph (a)(2) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about July 26, 2000.

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  _X_
                               (File No. 33-42101)
                        Post-Effective Amendment No. _18_

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940              _X_
                              (File No. 811-06373)
                        Post-Effective Amendment No. _19_


                             SIT MUTUAL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              4600 Wells Fargo Center, Minneapolis, Minnesota 55402
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (612) 332-3223
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Kelly K. Orning
                                 Staff Attorney
                                Sit Mutual Funds
                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           220 Pillsbury Center South
                          Minneapolis, Minnesota 55402

     _XX_ immediately upon filing pursuant to paragraph (b) of rule 485 ____ on (specify date) pursuant to paragraph (b) of rule 485
     ____  60 days after filing pursuant to paragraph (a)(1) of rule 485
     ____  on (specify date) pursuant to paragraph (a)(1) of rule 485
     ____  75 days after filing pursuant to paragraph (a)(2) of rule 485
     ____  on (specify date) pursuant to paragraph (a)(2) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about July 26, 2000.

                             STOCK FUNDS PROSPECTUS

                                NOVEMBER 1, 2000



                                 BALANCED FUND

                             LARGE CAP GROWTH FUND

                              MID CAP GROWTH FUND

                           INTERNATIONAL GROWTH FUND

                             SMALL CAP GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND

                        DEVELOPING MARKETS GROWTH FUND



                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------

                            A FAMILY OF NO-LOAD FUNDS



                               SIT FAMILY OF FUNDS

                                     [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

     [ ] PRINCIPAL STABILITY & CURRENT INCOME     [ ] GROWTH POTENTIAL



                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------



                            (Not part of Prospectus)

SIT MUTUAL FUNDS

STOCK FUNDS PROSPECTUS



NOVEMBER 1, 2000



BALANCED FUND

LARGE CAP GROWTH FUND

MID CAP GROWTH FUND

INTERNATIONAL GROWTH FUND

SMALL CAP GROWTH FUND

SCIENCE AND TECHNOLOGY GROWTH FUND

DEVELOPING MARKETS GROWTH FUND





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



INTRODUCTION                                                                   1

FUND SUMMARIES
     Investment Objectives and Principal Investment Strategies
          BALANCED FUND                                                        2
          LARGE CAP GROWTH FUND                                                5
          MID CAP GROWTH FUND                                                  6
          INTERNATIONAL GROWTH FUND                                            7
          SMALL CAP GROWTH FUND                                                9
          SCIENCE AND TECHNOLOGY GROWTH FUND                                  10
          DEVELOPING MARKETS GROWTH FUND                                      12
     Principal Investment Risks                                               14
     Performance
          BALANCED FUND                                                       19
          LARGE CAP GROWTH FUND                                               20
          MID CAP GROWTH FUND                                                 21
          INTERNATIONAL GROWTH FUND                                           22
          SMALL CAP GROWTH FUND                                               23
          SCIENCE AND TECHNOLOGY GROWTH FUND                                  24
          DEVELOPING MARKETS GROWTH FUND                                      25
     Fees and Expenses                                                        26

FUND MANAGEMENT
     Investment Adviser                                                       28
     Investment Sub-Advisor                                                   29
     Portfolio Management                                                     29
     Distributor                                                              30
     Custodian and Transfer Agent                                             30

SHAREHOLDER INFORMATION
     Share Price                                                              31
     When Orders are Effective                                                31
     Investing Through a Third Party                                          32
     Other Account Policies                                                   32
     Purchasing Shares                                                        33
     Selling Shares                                                           34
     General Rules for Purchasing 7 Selling Shares                            35
     Dividends and Distributions                                              36
     Retirement and other Tax-Deferred Accounts                               37
     Taxes                                                                    38

ADDITIONAL INFORMATION
     Other Securities, Investment Practices, and Policies                     39
     Financial Highlights
          BALANCED FUND                                                       41
          LARGE CAP GROWTH FUND                                               42
          MID CAP GROWTH FUND                                                 43
          INTERNATIONAL GROWTH FUND                                           44
          SMALL CAP GROWTH FUND                                               45
          SCIENCE AND TECHNOLOGY GROWTH FUND                                  46
          DEVELOPING MARKETS GROWTH FUND                                      47
     For More Information                                             back cover

FUND SUMMARIES


INTRODUCTION



SIT MUTUAL FUNDS ARE A FAMILY OF NO-LOAD MUTUAL FUNDS OFFERING A SELECTION OF FUNDS TO INVESTORS. EACH FUND HAS A DISTINCTIVE INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.


THE SIT STOCK FUNDS CONSIST OF:

DOMESTIC GROWTH STOCK FUNDS

>    Balanced Fund

>    Large Cap Growth Fund

>    Mid Cap Growth Fund

>    Small Cap Growth Fund

>    Science and Technology Growth Fund

INTERNATIONAL GROWTH STOCK FUNDS

>    International Growth Fund

>    Developing Markets Growth Fund

This Prospectus describes the seven stock funds that are a part of the Sit Mutual Fund family. The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment goals. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

The Fund Summaries section describes the principal strategies used by the Funds in trying to achieve their objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees and expenses of the Funds.

FUND SUMMARIES



BALANCED FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth consistent with preservation of principal and seeks to provide shareholders with regular income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of stocks and bonds. In seeking to achieve the Fund's long-term capital growth objective, the Fund invests in common stocks of growth companies. To provide shareholders with regular income, the Fund invests in fixed-income securities and/or common stocks selected primarily for their dividend payment potential.

Between 40% and 60% of the Fund's assets will be invested in common stocks and between 40% and 60% in fixed-income securities. The Fund's allocation of assets will vary over time in response to the Adviser's evaluation of present and anticipated market and economic conditions.

The equity portion of the Fund's portfolio is invested primarily in the common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.



[LOGO]
THE FUND COMBINES THE INVESTMENT STRATEGIES OF THE SIT LARGE CAP GROWTH FUND AND THE SIT BOND FUND.

FUND SUMMARIES



BALANCED FUND CONTINUED


In selecting equity securities for the Fund, the Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

>    unique product or service,

>    growing product demand,

>    dominant and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

The fixed income portion of the Fund's portfolio is invested primarily in a diversified portfolio of debt securities that may include the following securities:

> mortgage-backed securities, such as securities issued by Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA), and including collateralized mortgage obligations,

> asset-backed securities such as automobile and credit card receivables, utilities, manufactured (mobile) home loans, home improvement loans and home equity loans,

>    obligations of the U.S. government, its agencies and instrumentalities,

>    corporate debt securities,

>    taxable municipal securities, and

> short-term debt obligations, including commercial paper and bank instruments, such as certificates of deposit, time deposits, and bankers' acceptances.

FUND SUMMARIES



BALANCED FUND CONTINUED


The Fund invests primarily in debt securities that, at the time of purchase, are either rated investment-grade or, if unrated, determined to be of comparable quality by the Adviser. Unrated securities will not exceed 20% of the fixed-income portion of the Fund's portfolio.

In selecting fixed-income securities for the Fund, the Adviser seeks fixed-income securities providing maximum total return. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a fixed-income security's credit quality, yield, maturity, and liquidity. Based upon its economic outlook, the Adviser attempts to shift the fixed-income sector concentrations of the portfolio. Based upon its interest rate forecast, the Adviser attempts to shift the fixed-income portfolio's average effective duration, seeking to maintain an average effective duration for the fixed-income portion of the Fund's portfolio of 3 to 7 years.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Interest Rate Risk, Prepayment Risk, Credit Risk, Income Risk, and Call Risk. See pages 14-15 for a discussion of these risks.

FUND SUMMARIES



LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

>    unique product or service,

>    growing product demand,

>    dominant and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk and Management Risk. See page 14 for a discussion of these risks.



[LOGO]
THE FUND INVESTS IN COMPANIES HAVING A MARKET CAPITALIZATION OF $5 BILLION OR
MORE

[LOGO]
THE FUND INVESTS PRIMARILY IN "BLUE CHIP" STOCKS ISSUED BY COMPANIES WITH LONG RECORDS OF PROFIT GROWTH.

FUND SUMMARIES



MID CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Adviser invests in a diversified group of growing medium to small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

>    unique product or service,

>    growing product demand,

>    dominant and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, and Smaller Company Risk. See pages 14-15 for a discussion of these risks.



[LOGO]
THE FUND INVESTS IN COMPANIES HAVING A MARKET CAPITALIZATION OF $2 BILLION TO $15 BILLION.

FUND SUMMARIES



INTERNATIONAL GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks long-term growth.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 90% of its total assets in common stocks of growth companies domiciled outside the United States.

In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest. In making its selections, the Sub-Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:

>    economic trends,

>    earnings outlook,

>    liquidity within the market,

>    fiscal and monetary policy,

>    currency exchange rate expectations,

>    market sentiment, and

>    social and political trends.

After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth. The Sub-Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

FUND SUMMARIES



INTERNATIONAL GROWTH FUND CONTINUED


>    unique product or service,

>    growing product demand,

>    dominant and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

The Fund invests in common stocks of issuers domiciled in at least three foreign countries. Up to 50% of the Fund's total assets may be invested in equity securities of small- to medium-sized emerging growth companies in developed markets (such as Germany and Japan) and developing markets (such as Thailand and Brazil). Emerging growth companies are small- and medium-sized companies that the Sub-Adviser believes have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles.

The Fund may invest in securities representing underlying international securities such as American Depository Receipts, European Depository Receipts and Global Depository Receipts.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Risk of International Investing, Currency Risk, Liquidity Risk, Political and Economic Risk, Foreign Tax Risk, Risk of Investment Restrictions, Foreign Securities Market Risk, Information Risk, Risk of Developing Markets, and Risk of Foreign Currency Hedging Transactions. See pages 14-18 for a discussion of these risks.

FUND SUMMARIES



SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

>    unique product or service,

>    growing product demand,

>    dominant and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Smaller Company Risk and Liquidity Risk. See pages 14-15 for a discussion of these risks.



[LOGO]
THE FUND INVESTS IN COMPANIES HAVING A MARKET CAPITALIZATION OF $2.5 BILLION OR LESS.

FUND SUMMARIES



SCIENCE AND TECHNOLOGY GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found. These industries may include:

>    aerospace,

>    chemistry,

> electronic technology (including electronic components, computer systems and peripherals and networking equipment),

>    environmental services,

>    genetic engineering,

>    geology,

> information sciences (including software, telecommunication, data processing and information technology services),

>    medicine (including pharmacology, biotechnology and biophysics), and

>    hospital supply and medical devices.

FUND SUMMARIES



SCIENCE AND TECHNOLOGY GROWTH FUND CONTINUED


The Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. The Fund's investments will include stocks of small, mid and large cap companies. Several factors are considered in the Adviser's evaluation of a company, including:

>    unique product or service,

>    growing product demand,

>    dominant and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Smaller Company Risk and Technology Stock Risk. See pages 14-16 for a discussion of these risks.

FUND SUMMARIES



DEVELOPING MARKETS GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing at least 65% of its total assets in common stocks of companies domiciled or operating in a developing market.

Developing markets are those countries that:

>    have emerging stock markets as defined by the International Finance
     Corporation,

>    have low-to middle-income economies according to the World Bank, or

>    are listed in World Bank publications as "developing."

As of September 30, 2000, the Fund held investments in Hong Kong, Indonesia, Philippines, South Korea, Taiwan, Thailand, Greece, Spain, Brazil, Mexico, Israel and South Africa.

In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest. In making its selections, the Sub-Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:

>    economic trends,

>    earnings outlook,

>    liquidity within the market,

>    fiscal and monetary policy,

>    currency exchange rate expectations,

>    investment valuation,

>    market sentiment, and

>    social and political trends.

FUND SUMMARIES



DEVELOPING MARKETS GROWTH FUND CONTINUED


After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth. The Sub-Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:

>    unique product or service,

>    growing product demand,

>    regional or country dominance and growing market share,

>    management experience and capabilities, and

>    strong financial condition.

When selling equity securities for the Fund, the Sub-Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

The Fund may invest in securities representing underlying international securities such as American Depository Receipts, European Depository Receipts and Global Depository Receipts.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Risk of International Investing, Currency Risk, Liquidity Risk, Political and Economic Risk, Foreign Tax Risk, Risk of Investment Restrictions, Foreign Securities Market Risk, Information Risk, Risk of Developing Markets, and Risk of Foreign Currency Hedging Transactions. See pages 14-18 for a discussion of these risks.

FUND SUMMARIES



PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, investment performance, and price of its shares. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The principal risks of investing in the Funds include:


RISKS THAT APPLY TO ALL FUNDS

> Stock Market Risk: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods. As of the date of this Prospectus, U.S. stock markets and certain foreign markets are trading at or close to record high levels. There is no guarantee that such levels will continue.

> Management Risk: A strategy used by the investment management team may not produce the intended results.


RISKS THAT APPLY PRIMARILY TO THE BALANCED FUND

> Interest Rate Risk: Due to the Fund's investments in fixed-income securities, an increase in interest rates may lower the Fund's value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

> Prepayment Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund's value to rising interest rates.

FUND SUMMARIES



> Credit Risk: The issuers or guarantors of fixed-income securities owned by the Fund may default on the payment of principal or interest, or on other obligations to the Fund, causing the value of the Fund to decrease.

> Income Risk: The income you earn from the Fund may decline due to declining interest rates.

> Call Risk: Many bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.


RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH, SMALL CAP GROWTH, AND SCIENCE AND TECHNOLOGY GROWTH FUNDS

> Smaller Company Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.


RISK THAT APPLIES PRIMARILY TO THE SMALL CAP GROWTH FUND

> Liquidity Risk: Certain securities may be difficult to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund performance. During unusual market conditions, unusually high volume of redemption requests or other reasons, the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus.

FUND SUMMARIES



RISK THAT APPLIES PRIMARILY TO THE SCIENCE AND TECHNOLOGY GROWTH FUND

> Technology Stock Risk: Stocks of science and technology companies may be subject to greater price volatility than stocks of companies in other sectors or the overall stock market. Science and technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism. The Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.


RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL GROWTH AND DEVELOPING MARKETS GROWTH FUNDS

> Risk of International Investing: International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the Sub-Adviser's ability to invest substantial portions of the Funds' assets in a small number of countries, the Funds may be subject to greater volatility than mutual funds that invest principally in domestic securities.

> Currency Risk: The value of the Funds' securities computed in U.S. dollars will vary with increases and decreases in exchange rates. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in that currency.

> Political and Economic Risk: Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries, changes in international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FUND SUMMARIES



> Foreign Tax Risk: Each Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

> Risk of Investment Restrictions: Some countries, particularly developing markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

> Foreign Securities Market Risk: Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly developing markets countries, may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

> Liquidity Risk: Certain securities of non-U.S. companies may be difficult to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund performance. During unusual market conditions, unusually high volume of redemption requests or other reasons, the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus.

FUND SUMMARIES



> Information Risk: Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in developing markets may be especially lacking.

> Risk of Developing Markets: Investing in securities of issuers in developing markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in developing markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in developing markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

> Risk of Foreign Currency Hedging Transactions: If the Sub-Adviser's forecast of exchange rate movements is incorrect, the Funds may realize losses on their foreign currency transactions. In addition, the Funds' hedging transactions may prevent the Funds from realizing the benefits of a favorable change in the value of foreign currencies.

FUND SUMMARIES



PERFORMANCE


The following information illustrates how each Fund's performance has varied over time, which is one indication of the risks of investing in a Fund. A Fund's past performance does not necessarily indicate how it will perform in the future. Each bar chart depicts the change in a Fund's performance from year to year. Each table depicts a Fund's average annual total returns for the periods indicated. Both the charts and the tables assume that all distributions have been reinvested.


BALANCED FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                   [BAR CHART]

 -0.33%    25.43%    15.80%    21.73%    21.30%    20.15%
-------------------------------------------------------------
  1994      1995      1996      1997      1998      1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was 3.15%.

     Best Quarter: 15.59% (4th Q 1999)   Worst Quarter: -7.32% (3rd Q 1998)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                                Since Inception
                                 1-Year          5-Years             (12/31/93)
-------------------------------------------------------------------------------
BALANCED FUND                    20.15%           20.84%                 17.02%

S&P 500 Index(1)                 21.04%           28.55%                 23.54%

Lehman Aggregate Bond Index(2)   -0.82%            7.73%                  5.88%

(1) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2) An unmanaged index which measures the performance of U.S. investment-grade bonds. It is composed of investment-grade securities from the Lehman Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

FUND SUMMARIES



LARGE CAP GROWTH FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                   [BAR CHART]

-2.37%  32.72%  4.94%   3.15%   2.83%  31.66%  23.05%  31.70%  30.56%  33.41%
------------------------------------------------------------------------------
 1990    1991   1992    1993    1994    1995    1996    1997    1998    1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was 1.98%.

     Best Quarter: 26.01% (4th Q 1999)   Worst Quarter: -13.54% (3rd Q 1998)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                      1-Year          5-Years          10-Years
-------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                 33.41%           30.02%            18.28%

S&P 500 Index(1)                      21.04%           28.55%            18.22%

Russell 1000 Growth Index(2)          33.16%           32.42%            20.32%

(1) An unmanaged index which measures the performance of 500 widely held common stocks of large cap companies.

(2) An unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND SUMMARIES



MID CAP GROWTH FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                   [BAR CHART]

 -2.04%  65.50%  -2.14%  8.55%  -0.47%  33.64%  21.87%  17.70%  6.84%  70.65%
------------------------------------------------------------------------------
  1990    1991    1992   1993    1994    1995    1996    1997   1998    1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was 24.21%.

     Best Quarter: 45.95% (4th Q 1999)   Worst Quarter; -19.10% (3rd Q 1998)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                      1-Year          5-Years          10-Years
-------------------------------------------------------------------------------
MID CAP GROWTH FUND                   70.65%           28.43%            19.60%

S&P MidCap 400 Index(1)               14.72%           23.05%            17.32%

Russell MidCap Growth Index(2)        51.29%           28.02%            18.96%

(1) An unmanaged index which measures the performance of 400 widely held common stocks of mid cap companies.

(2) An unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Recent high double digit returns were obtained during unusually favorable market conditions and may not be repeated or consistently achieved in the future.

FUND SUMMARIES



INTERNATIONAL GROWTH FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                   [BAR CHART]

 4.10%(2)  2.69%   48.37%   -2.99%    9.36%   10.31%   4.81%   18.95%   50.77%
-------------------------------------------------------------------------------
 1991      1992     1993     1994     1995     1996    1997     1998     1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was -16.64%.

(2)  Period from Fund inception (11/01/91) through calendar year-end.

     Best Quarter: 38.12% (4th Q 1999)   Worst Quarter: -14.87% (2nd Q 2000)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                                Since Inception
                                             1-Year    5-Years        (11/1/91)
-------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND                    50.77%     17.79%           16.52%

Morgan Stanley Capital Int'l EAFE Index(1)   26.96%     12.83%           10.73%

Lipper International Fund Index(2)           37.83%     15.96%           13.66%

(1) An unmanaged index which measures the performance of international companies screened for liquidity, cross ownership, and industry representation within the stock markets of Europe, Australia, New Zealand, and the Far East.

(2) An equally weighted index composed of the largest mutual funds, within the international fund classification, adjusted for the reinvestment for capital gains distributions and income dividends. International funds are those funds that invest fund assets in securities with primary trading markets outside of the United States.

FUND SUMMARIES



SMALL CAP GROWTH FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                   [BAR CHART]

 11.57%(2)   52.16%    14.97%    7.63%    1.97%   108.63%
------------------------------------------------------------
  1994        1995      1996     1997     1998      1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was 32.31%.

(2)  Period from Fund inception (07/01/94) through calendar year-end.

     Best Quarter: 64.59% (4th Q 1999)   Worst Quarter: -17.05 (3rd Q 1998)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                                Since Inception
                                     1-Year        5-years             (7/1/94)
-------------------------------------------------------------------------------
SMALL CAP GROWTH FUND               108.63%         31.99%               31.26%

Russell 2000 Index(1)                21.26%         16.69%               16.00%

Russell 2000 Growth Index(2)         43.10%         18.99%               18.85%

(1) An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

(2) An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Recent high double or triple digit returns were obtained during unusually favorable market conditions and may not be repeated or consistently achieved in the future.

FUND SUMMARIES



SCIENCE AND TECHNOLOGY GROWTH FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

 38.40%    85.98%
--------------------
  1998      1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was 35.16%

     Best Quarter: 55.15% (4th Q 1999)   (Worst Quarter: -6.29% (3rd Q 1998)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                                Since Inception
                                                    1-Year           (12/31/97)
-------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY GROWTH FUND                  85.98%               60.44%

S&P 500 Index(1)                                    21.04%               24.75%

(1) An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

Recent high double digit returns were obtained during unusually favorable market conditions and may not be repeated or consistently achieved in the future.

FUND SUMMARIES



DEVELOPING MARKETS GROWTH FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

 -2.02%(2)    -4.29%    17.27%    -5.20%    -24.93%    82.50%
----------------------------------------------------------------
  1994         1995      1996      1997       1998      1999

(1)  The Fund's year-to-date return as of 9/30/00 (not annualized) was -16.50%.

(2)  Period from Fund inception (7/01/94) through calendar year-end.

     Best Quarter: 48.17% (4th Q 1999)   Worst Quarter: -23.09% (3rd Q 1998)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                                Since Inception
                                          1-Year      5-Year           (7/1/94)
-------------------------------------------------------------------------------
DEVELOPING MARKETS GROWTH FUND            82.50%       7.83%              6.69%

MSCI Emerging Markets Free Index(1)       63.70%      -0.13%              0.38%

Lipper Emerging Market Fund Index(2)      68.96%       3.02%              3.14%

(1) An unmanaged index which measures the performance of over 1,000 international emerging companies representing the stock markets of over 25 countries.

(2) An equally weighted index composed of the largest mutual funds within the emerging market fund classification, adjusted for the reinvestment of capital gains distributions and income dividends. Emerging market funds are those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

Recent high double digit returns were obtained during unusually favorable market conditions and may not be repeated or consistently achieved in the future.

FUND SUMMARIES



FEES AND EXPENSES


This table shows fees and expenses that you may pay if you buy and hold shares of the Funds. All Sit Mutual Funds are no-load investments, so you will not pay any shareholder fees such as sales loads, redemption fees or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of a Fund you indirectly pay a portion of the Fund's operating expenses. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)               None
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------

                           Management  Distribution     Other    Total Annual
                                 Fees  (12b-1) Fees  Expenses  Fund Operating
                                                                     Expenses

Balanced                        1.00%          None       None          1.00%

Large Cap Growth                1.00%          None       None          1.00%

Mid Cap Growth                  1.25%(1)       None       None          1.25%(1)

International Growth            1.85%(1)       None       None          1.85%(1)

Small Cap Growth                1.50%          None       None          1.50%

Science and Technology Growth   1.50%(1)       None       None          1.50%(1)

Developing Markets Growth       2.00%          None       None          2.00%
-----------------------------------------------------------------------------

(1) Management fees do not reflect the Adviser's waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waivers, actual management fees paid by the Mid Cap Growth, International Growth, and Science and Technology Growth Funds were 1.00%, 1.50% and 1.25%, respectively, of the Fund's average daily net assets. After December 31, 2000, actual management fees paid by the Mid Cap Growth, International Growth, and Science and Technology Growth Funds will be 1.15%, 1.50% and 1.35%, respectively, of the Fund's average daily net assets. After December 31, 2001, these fee waivers may be terminated at any time by the Adviser.

FUND SUMMARIES



EXAMPLE

This example is intended to help you compare the cost of investing in each Fund (before the fee waiver) with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                   1-Year      3-Years      5-Years     10-Years
--------------------------------------------------------------------------------
Balanced                             $103         $320        $ 555       $1,229

Large Cap Growth                     $103         $320        $ 555       $1,229

Mid Cap Growth                       $128         $399        $ 690       $1,518

International Growth                 $190         $587        $1,009      $2,184

Small Cap Growth                     $154         $477        $ 824       $1,801

Science and Technology Growth        $154         $477        $ 824       $1,801

Developing Markets Growth            $205         $633        $1,087      $2,345

FUND MANAGEMENT



INVESTMENT ADVISOR

Sit Investment Associates, Inc. (the "Adviser"), 4600 Wells Fargo Center, Minneapolis, Minnesota 55402, is the Funds' investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of September 30, 2000, the Adviser had approximately $10.4 billion in assets under management, including approximately $2.3 billion for the 12 Sit Mutual Funds.

Under Investment Management Agreements between each Fund and the Adviser (the "Agreements"), the Adviser manages each Fund's business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund's expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

                                                       ADVISORY FEE AS A % OF
FUND                                                 AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------
Balanced Fund                                                           1.00%

Large Cap Growth Fund                                                   1.00%

Mid Cap Growth Fund                                                     1.00%(1)

International Growth Fund                                               1.50%(1)

Small Cap Growth Fund                                                   1.50%

Science and Technology Growth Fund                                      1.25%(1)

Developing Markets Growth Fund                                          2.00%
-----------------------------------------------------------------------------

(1) Net of voluntary fee waivers. After December 31, 2000, the Adviser has agreed to waive fees paid by the Mid Cap Growth, International Growth, and Science and Technology Growth Funds such that the fees paid net of the voluntary waiver will be equal to 1.15%, 1.50% and 1.35%, respectively, of the Fund's average daily net assets. The contractual fees (without waivers) for the Mid Cap Growth, International Growth, and Science and Technology Growth Funds are 1.25%, 1.85%, and 1.50%, per year, respectively, of the Fund's average daily net assets. After December 31, 2001, these fee waivers may be terminated at any time by the Adviser.

FUND MANAGEMENT



INVESTMENT SUB-ADVISER

Sit/Kim International Investment Associates, Inc. (the "Sub-Adviser"), 4600 Wells Fargo Center, Minneapolis, Minnesota 55402, is the Sub-Adviser for the Developing Markets Growth and International Growth Funds. The Sub-Adviser was founded in 1989 and is a majority owned subsidiary of the Adviser. The Sub-Adviser is an international investment management firm and as of September 30, 2000, had approximately $2.2 billion in assets under management. The Sub-Adviser has offices in New York and San Francisco.

Under a Sub-Advisory Agreement with the Adviser, the Adviser pays the Sub-Adviser a portion of its advisory fee for managing the Developing Market Growth and International Growth Funds' investment activities.



PORTFOLIO MANAGEMENT

The Funds' investment decisions are made by a team. Eugene C. Sit is the Adviser's Chief Investment Officer and oversees the investment decisions for the Funds. Peter L. Mitchelson is the Adviser's President and Chief Strategist. Roger J. Sit is the Adviser's Executive Vice President - Research and Investment Management. Mr. Eugene C. Sit and Mr. Mitchelson have been with the Adviser and each of the Funds since their inception. Mr. Roger Sit joined the Adviser in early 1998 with 9 years of investment management experience.

Sit/Kim International Investment Associates, Inc. is the Sub-Adviser for the International Growth Fund and the Developing Markets Growth Fund. Eugene C. Sit is the Sub-Adviser's Chief Investment Officer. Roger J. Sit is Deputy Chief Investment Officer of the Sub-Adviser. Mr. Eugene Sit has been with the Sub-Adviser and the international funds since their inception. Mr. Roger Sit joined the Sub-Adviser in early 1998 with 9 years of investment management experience.

FUND MANAGEMENT



DISTRIBUTOR

SIA Securities Corp. (the "Distributor"), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds' shares only to certain institutional and individual investors and all other sales of the Funds' shares are made by each Fund.

The Distributor or the Adviser may enter into agreements under which various financial institutions and brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.



CUSTODIAN AND TRANSFER AGENT

The Northern Trust Company, located at 50 South LaSalle Street, Chicago, IL 60675, is the Custodian for the Funds.

PFPC Inc. (formally First Data Investor Services Group, Inc.) located at 4400 Computer Drive, Westboro, MA 01581, is the Transfer Agent for the Funds.



[LOGO]
THE CUSTODIAN HOLDS THE FUNDS' SECURITIES AND CASH, RECEIVES AND PAYS FOR SECURITIES PURCHASED, DELIVERS AGAINST PAYMENT FOR SECURITIES SOLD, RECEIVES AND COLLECTS INCOME FROM INVESTMENTS AND PERFORMS OTHER ADMINISTRATIVE DUTIES.

[LOGO]
THE TRANSFER AGENT PROCESSES PURCHASE ORDERS, REDEMPTION ORDERS AND HANDLES ALL RELATED SHAREHOLDER ACCOUNTING SERVICES.

SHAREHOLDER INFORMATION



SHARE PRICE

Your price for purchasing, selling, or exchanging shares is based on the Fund's net asset value ("NAV") per share, which is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Funds will fluctuate.

NAV is based on the market value of the securities in a Fund's portfolio. When market value prices are not readily available, fair value is determined in good faith by the Adviser using methods approved by the board of directors. Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security's maturity without regard to fluctuating interest rates.

International Growth Fund and Developing Markets Growth Fund will hold portfolio securities that trade on weekends or other days when the Funds do not price their shares. Therefore, the value of these Funds' shares may change on days when you will be unable to purchase or redeem their shares.



WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the NYSE is open. PURCHASE, EXCHANGE, AND SALE ORDERS RECEIVED PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 3:00 P.M. CENTRAL TIME) ARE PROCESSED AT THE NET ASSET VALUE PER SHARE CALCULATED FOR THAT BUSINESS DAY, EXCEPT PURCHASES MADE TO AN EXISTING ACCOUNT VIA AUTOMATED CLEARING HOUSE, "ACH," ELECTRONIC TRANSFER OF FUNDS. ACH PURCHASES ARE INVESTED AT THE NET ASSET VALUE PER SHARE ON THE NEXT BUSINESS DAY AFTER YOUR TELEPHONE CALL TO THE FUNDS IF YOU CALL THE FUNDS PRIOR TO THE CLOSE OF THE NYSE. Your bank account will be debited within 1 to 2 business days.



[LOGO]
A FUND'S SHARE PRICE OR NAV IS DETERMINED BY ADDING THE TOTAL VALUE OF A FUND'S INVESTMENTS AND OTHER ASSETS (INCLUDING ACCRUED INCOME), SUBTRACTING ITS LIABILITIES, AND THEN DIVIDING THAT FIGURE BY THE NUMBER OF OUTSTANDING SHARES OF THE FUND.

SHAREHOLDER INFORMATION



IF YOUR PURCHASE, EXCHANGE, OR SALE ORDER IS RECEIVED AFTER THE CLOSE OF THE NYSE, THE PURCHASE, EXCHANGE OR SALE WILL BE MADE AT THE NET ASSET VALUE CALCULATED ON THE NEXT DAY THE NYSE IS OPEN.



INVESTING THROUGH A THIRD PARTY

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

Certain Funds may be available for purchase through a third party financial institution. If you invest in the Funds through a third party, rather than directly with Sit Mutual Funds, the fees and policies may be different than described in this Prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge commissions and transaction fees and may set different minimum investments or limitations on purchasing or selling shares. Consult a representative of your plan or financial institution if you are unsure of their fees and policies.



OTHER ACCOUNT POLICIES


PURCHASE RESTRICTIONS

The Funds may reject or restrict any purchase or exchange order at any time, when, in the judgment of management, it is in the best interests of the Funds. For example, it may be in the best interests of the Funds to reject purchase and exchange orders that are short-term or to restrict excessive trading into and out of the Funds since such orders may harm performance by disrupting portfolio management strategies and increasing expenses.

ACCOUNTS WITH LOW BALANCES

If your account balance in a Fund falls below $2,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $2,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

SHAREHOLDER INFORMATION



PURCHASING SHARES

         TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT
-------------------------------------     --------------------------------------
BY MAIL
-------
Mail a completed account application      Mail a completed investment slip for a
and your check payable to:                particular fund (which you received in
                                          your account statement) or a letter of
          Sit Mutual Funds                instruction, with a check payable to:
          P.O. Box 5166
          Westboro, MA 01581-5166              Sit Mutual Funds
                                               P.O. Box 5166
Third party checks or starter checks           Westboro, MA  01581-5166
are not accepted for initial
purchases.                                A letter of instruction must include
                                          your account number, the name(s) of
Please be sure to complete the entire     the registered owner(s) and the
application, including the selection      Fund(s) that you want to purchase.
of which Fund(s) you want to purchase.
                                          Starter checks are not accepted for
                                          additional purchases.
-------------------------------------     --------------------------------------
BY TELEPHONE
------------
Fax a completed account application to    PAYMENT BY WIRE. Instruct your bank to
Sit Mutual Funds at 612-342-2111, and     wire your investment to the Sit Mutual
then call us at 1-800-332-5580 or         Funds using the wire instructions on
612-334-5888 for a new account number     the back of the prospectus. Call us at
and bank wiring instructions.             1-800-332-5580 or 612-334-5888 and
                                          notify us of the wire.
Instruct your bank to wire your
investment to us using the wire           PAYMENT BY ACH. Call us at
instructions we have given you. Your      1-800-332-5580 or 612-334-5888 to
bank may charge a wire fee. Mail the      request that a purchase be made
original signed account application       electronically from your bank account.
to:                                       The purchase will be effective on the
                                          next business day following your
     Sit Mutual Funds                     telephone request made prior to the
     P.O. Box 5166                        close of the NYSE.
     Westboro, MA 01581-5166
                                          Before using the ACH feature, you must
NOTE FOR IRA ACCOUNTS: An IRA account     set up the ACH option on your initial
cannot be opened over the telephone.      account application or a Change of
                                          Account Options Form.
-------------------------------------     --------------------------------------
AUTOMATICALLY
-------------
You cannot make a purchase                You may set up an Automatic Investment
automatically.                            Plan on your initial account
                                          application or on a Change of Account
                                          Options Form. The Plan will invest in
                                          the Fund electronically from your bank
                                          account (via ACH) on any day the Funds
                                          are open - either monthly, quarterly
                                          or annually.
-------------------------------------     --------------------------------------


Please see page 35 for additional general rules for purchasing and selling shares.

SHAREHOLDER INFORMATION



SELLING SHARES

         TO EXCHANGE SHARES                          TO SELL SHARES
-------------------------------------     --------------------------------------
BY MAIL
-------
You may sell shares of one Sit Fund       Mail a written request that includes:
and purchase shares of another Sit
Fund by mailing a letter of               *    Account number,
instruction signed by all registered      *    Names and signatures of all
owners of the account to:                      registered owners exactly as they
                                               appear on the account,
     Sit Mutual Funds                     *    Name of Fund and number of shares
     P.O. Box 5166                             or dollor amount you want to
     Westboro, MA 01581-5166                   sell,
                                          *    Medallion signature guarantee(s)
A letter of instruction must include           if you have requested that the
your account number, the name(s) and           proceeds from the sale be:
the number of shares or dollar amount               *    paid to anyone other
of the Fund(s) you want to sell and                      than the registered
the name(s) of the Fund(s) you want to                   account owners,
purchase.                                           *    paid by check and
                                                         mailed to an address
                                                         other than the
                                                         registered address, or
                                                    *    sent via bank wire
                                                         (currently an $8 fee)
                                                         to a bank different
                                                         than the bank
                                                         authorized by you on
                                                         your account
                                                         application.
                                          *    Supporting legal documents, if
                                               required (see "General Rules" on
                                               the following page).
                                          *    Method of payment (check, wire
                                               transfer, or ACH, see "General
                                               Rules" on following page).

                                          NOTE FOR IRA ACCOUNTS: Mail a signed
                                          IRA Distribution Form to Sit Mutual
                                          Funds.
-------------------------------------     --------------------------------------
BY TELEPHONE
------------
You may sell shares of one Sit Fund       Call us at 1-800-332-5580 or
and purchase shares of another Sit        612-334-5888 and request a sale of
Fund by calling us at 1-800-332-5580      shares.
or 612-334-5888. If you call after
business hours, you will need your        Before selling shares by telephone,
Personal Identification Number to use     you must set up the option on your
the automatic telephone system.           initial account application or a
                                          Change of Account Options Form.
                                          Proceeds from the sale will be sent as
                                          directed on your application by check,
                                          bank wire or ACH. The Funds' bank
                                          charges a wire fee to send the
                                          proceeds via bank wire (currently $8).

                                          NOTE FOR IRA ACCOUNTS: A sale of
                                          shares from an IRA account cannot be
                                          made over the telephone. Mail a
                                          completed IRA Distribution Form to Sit
                                          Mutual Funds.
-------------------------------------     --------------------------------------
AUTOMATICALLY
-------------
You may set up an Automatic Exchange      Shares may be sold through the
Plan on your initial account              Automatic Withdrawal Plan (minimum
application or on a Change of Account     $100) if the Special Services section
Options Form. The Plan will sell          of the initial account application is
shares of one Sit Fund and invest in      complete.
another Sit Fund automatically on any
day the Funds are open - either           You may add this option by completing
monthly, quarterly or annually.           a Change of Account Options Form, and
                                          this option will begin within 10 days
                                          of the Funds' receipt of the form.

                                          Proceeds from the sale will be sent as
                                          directed on your account application,
                                          by check or ACH.
-------------------------------------     --------------------------------------

Please see page 35 for additional general rules for purchasing and selling shares.

SHAREHOLDER INFORMATION



                GENERAL RULES FOR PURCHASING AND SELLING SHARES

         PURCHASING SHARES                           EXCHANGING SHARES
-------------------------------------     --------------------------------------

Shares may be purchased on any day the    You may sell shares of one or more Sit
NYSE is open with a minimum initial       Mutual Funds and use the proceeds to
investment of $2,000 for each Fund;       buy shares of another Sit Fund at no
additional investments must be at         cost.
least $100.
                                          Before making an exchange, please read
Uniform Gifts to Minor Act accounts       the prospectus and consider the
may be opened with a $500 minimum         investment objective of the Fund you
initial investment if an Automatic        are purchasing.
Investment Plan is established for at
least $100 per month.                     An exchange of shares is a sale for
                                          federal income tax purposes and you
These minimums do not apply to IRA        may have a taxable capital gain or
accounts                                  loss.
-------------------------------------     --------------------------------------


          SELLING SHARES                          RECEIPT OF SALE PROCEEDS
-------------------------------------     --------------------------------------
Your sale proceeds will be paid as        You may receive proceeds from the
soon as possible, generally not later     sales of your shares in one of three
than 7 business days after the Funds'     ways:
receipt of your request to sell.
However, if you purchased shares with     (1) By Mail
nonguaranteed funds, such as a            Your check will generally be mailed to
personal check, and you sell shares,      the address of record within 7
your sale proceeds payment will be        business days after receipt of your
delayed until your check clears, which    request.
may take 15 days.
                                          (2) By Wire
OTHER DOCUMENTS: Under certain            Your bank account will generally be
circumstances, sales of shares may        credited within 1 to 2 business days
require additional legal                  after receipt of your request. The
documentation, such as sales by           Funds' bank charges a wire fee
estates, trusts, guardianships,           (currently $8) which will be deducted
custodianships, corporations, pension     from the balances of your account or
and profit sharing plans and other        from the amount being wired if your
organizations.                            accounthas been completely redeemed.
                                          The recipient bank may also charge a
MEDALLION SIGNATURE GUARANTEE: A          wire fee.
medallion signature guarantee assures
that a signature is genuine and           (3) By ACH
protects shareholders from                Your bank account will generally be
unauthorized account transactions. A      credited within 1 to 2 business days
medallion signature guarantee may be      after receipt of your request.
obtained from a bank, brokerage firm,     Proceeds from the sale of shares from
or other financial institution that is    an IRA account cannot be paid using
participating in a medallion program      ACH.
recognized by the Securities Transfer
Association. A notary public stamp
cannot be substituted for a medallion
signature guarantee.
-------------------------------------     --------------------------------------

SHAREHOLDER INFORMATION



DIVIDENDS AND DISTRIBUTIONS

The Balanced Fund distributes quarterly dividends from its net investment income. Each of the other Funds distributes an annual dividend from its net investment income. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a distribution, in effect, you "buy the distribution." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. These requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

SHAREHOLDER INFORMATION



RETIREMENT AND OTHER TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit-sharing, 403(b)(7), employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with no minimum investment requirements for initial or subsequent contributions. Such retirement plans must have a qualified plan sponsor or trustee. The Adviser sponsors prototype 401(k), profit sharing, and money purchase plans as well as IRA, SEP-IRA, Simple IRA and certain 403(b)(7) plans. You should contact the Adviser for specific plan documentation.

The Funds are also available for Education IRAs, which are vehicles for saving for post-secondary education on a tax-deferred basis. Contributions to an Education IRA cannot be made after the minor turns age 18, and are not deductible for tax purposes.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing

SHAREHOLDER INFORMATION



TAXES

Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


TAXES ON DISTRIBUTIONS

Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax-advantaged account).

Distributions paid from a Fund's net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.


TAXES ON TRANSACTIONS

The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, this gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.


FOREIGN TAX CREDITS

The International Growth Fund and Developing Markets Growth Fund may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If a Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

ADDITIONAL INFORMATION



OTHER SECURITIES, INVESTMENT PRACTICES, AND POLICIES

The principal investment strategies and risk factors of each Fund are outlined in the section entitled "Fund Summaries." Below are brief discussions of certain other investment practices of the Funds. Each Fund may invest in securities and use investment strategies that are not described in this Prospectus but are described in the Statement of Additional Information.


DURATION

The Balanced Fund attempts to maintain an average effective duration of 3 to 7 years for the fixed-income portion of its portfolio. Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 2 years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Balanced Fund's portfolio. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate duration precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.


PORTFOLIO TURNOVER

The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically the Funds' turnover rate has been less than 100%. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may decrease the Fund's yield.

ADDITIONAL INFORMATION



SECURITIES RATINGS

When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor's Rating Services, Fitch IBCA, and Duff & Phelps Credit Rating Company, and Aaa, Aa, A and Baa by Moody's Investor Services. If a debt security's credit quality rating is downgraded after a Fund's purchase, the Adviser will consider whether any action, such as selling the security, is warranted.


INVESTMENT IN THE SIT MONEY MARKET FUND

Each Fund may invest up to 25% of its total net assets in shares of the money market funds advised by the Adviser, which includes the Sit Money Market Fund, subject to the conditions contained in an exemptive order issued to the Funds by the Securities and Exchange Commission. These investments may be made in lieu of direct investments in short-term money market instruments if the Adviser believes that they are in the best interest of the Funds.


TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers' acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. As a result, a Fund may not achieve its investment objective.



FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

ADDITIONAL INFORMATION



SIT BALANCED FUND

                                                                              Fiscal Years Ended June 30,

                                                               2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $ 17.38      $ 16.68      $ 14.93      $ 12.57      $ 10.99
------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                           0.40          .32          .34          .33          .30
Net realized and unrealized gains (losses) on investments       2.51         1.45         2.99         2.42         1.57
------------------------------------------------------------------------------------------------------------------------
Total from operations                                           2.91         1.77         3.33         2.75         1.87
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                      (.37)        (.31)        (.35)        (.32)        (.29)
From realized gains                                             (.74)        (.76)       (1.23)        (.07)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (1.11)       (1.07)       (1.58)        (.39)        (.29)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $ 19.18      $ 17.38      $ 16.68      $ 14.93      $ 12.57
------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     17.28%       11.25%       23.95%       22.42%       17.26%
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000s omitted)                   $19,304      $12,112      $ 7,422      $ 5,103      $ 4,062

RATIOS:

Expenses to average daily net assets                            1.00%        1.00%        1.00%        1.00%        1.00%
Net investment income to average daily net assets               2.34%        2.01%        2.20%        2.48%        2.61%
Portfolio turnover rate (excluding short-term securities)      68.22%       89.37%       62.62%       38.16%      101.37%
------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

ADDITIONAL INFORMATION



SIT LARGE CAP GROWTH FUND

                                                                             Fiscal Years Ended June 30,
                                                               2000         1999         1998         1997           1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $  52.84     $  49.34     $  40.39     $  32.75       $  28.38
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                            (.18)        (.04)         .02          .07            .04
Net realized and unrealized gains (losses) on investments       14.41         6.96        13.17        10.02           6.61
---------------------------------------------------------------------------------------------------------------------------
Total from operations                                           14.23         6.92        13.19        10.09           6.65
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                         --         (.01)        (.07)        (.03)          (.04)
From realized gains                                             (3.41)       (3.41)       (4.17)       (2.42)         (2.24)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (3.41)       (3.42)       (4.24)       (2.45)         (2.28)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $  63.66     $  52.84     $  49.34     $  40.39       $  32.75
---------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                      27.75%       15.10%       35.33%       32.36%         24.48%
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                     $172,400     $140,258     $117,496     $ 72,226       $ 53,017

RATIOS:

Expenses to average daily net assets                             1.00%        1.00%        1.00%        1.00%(2)       1.00%(2)
Net investment income to average daily net assets               (0.31%)      (0.09%)       0.06%        0.20%(2)       0.14%(2)
Portfolio turnover rate (excluding short-term securities)       48.95%       70.51%       43.61%       32.23%         49.99%
---------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997 and 1996, the investment adviser voluntarily absorbed $50,548 and $110,099, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, and 1.23%, for the years ended June 30, 1997 and 1996, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 0.11% and (0.09%), respectively.

ADDITIONAL INFORMATION



SIT MID CAP GROWTH FUND

                                                                                  Fiscal Years Ended June 30,
                                                                2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $  14.54       $  16.49       $  15.43       $  15.58       $  13.00
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income (loss)                                     (.12)          (.06)          (.07)          (.03)          (.04)
Net realized and unrealized gains (losses) on investments       10.38            .65           3.15           2.50           4.07
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           10.26            .59           3.08           2.47           4.03
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                         --             --             --             --             --
From realized gains                                             (1.23)         (2.54)         (2.02)         (2.62)         (1.45)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.23)         (2.54)         (2.02)         (2.62)         (1.45)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $  23.57       $  14.54       $  16.49       $  15.43       $  15.58
---------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                      73.01%          6.94%         22.19%         17.23%         33.00%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                     $566.639       $375,343       $404,327       $386,543       $356,317

RATIOS:

Expenses to average daily net assets                             1.00%(2)       1.00%(2)       1.00%(2)       0.92%(2)       0.77%
Net investment income (loss) to average daily net assets        (0.58%)(2)     (0.46%)(2)     (0.41%)(2)     (0.20%)(2)     (0.23%)
Portfolio turnover rate (excluding short-term securities)       62.21%         68.62%         52.62%         38.66%         50.38%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2000, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $1,209,620, $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.25% and 1.09% for the years ended June 30, 2000, 1999, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.83%), (0.71%), (0.66%) and (0.37%), respectively.

ADDITIONAL INFORMATION



SIT INTERNATIONAL GROWTH FUND

                                                                                Fiscal Years Ended June 30,
                                                              2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                        $  18.77       $  19.14       $  18.57       $  16.29       $  15.71
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income (loss)                                   (.04)          (.07)           .02            .01            .02
Net realized and unrealized gain on investments                6.36            .84           1.25           2.70           1.50
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          6.32            .77           1.27           2.71           1.52
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                     (.23)          (.06)          (.03)          (.01)          (.09)
From realized gains                                           (1.28)         (1.08)          (.67)          (.42)          (.85)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.51)         (1.14)          (.70)          (.43)          (.94)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                              $  23.58       $  18.77       $  19.14       $  18.57       $  16.29
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                    33.38%          4.51%          7.50%         17.04%         10.21%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000s omitted)                 $167,909       $ 94,982       $ 99,721       $ 99,279       $ 88,712

RATIOS:

Expenses to average daily net assets                           1.50%(2)       1.50%(2)       1.50%(2)       1.50%(2)       1.50%(2)
Net investment income (loss) to average daily net assets      (0.40%)(2)     (0.37%)(2)      0.12%(2)       0.05%(2)       0.13%(2)
Portfolio turnover rate (excluding short-term securities)     30.61%         45.91%         43.74%         41.59%         38.55%
-------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $467,953, $325,038, $338,651, $306,575, and $269,556, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the years ended June 30, 2000, 1999, 1998, 1997, and 1996, and the ratio of net investment income (loss) to average daily net assets would have been (0.75%), (0.72%), (0.23%), (0.30%), and (0.22%), respectively.

ADDITIONAL INFORMATION



SIT SMALL CAP GROWTH FUND

                                                                             Fiscal Years Ended June 30,
                                                              2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                         $  18.28     $  20.35     $  18.89     $  19.27     $  13.49
------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment loss                                             (.18)        (.18)        (.17)        (.14)        (.11)
Net realized and unrealized gains on investments               23.25         1.20         2.31          .57         6.03
------------------------------------------------------------------------------------------------------------------------
Total from operations                                          23.07         1.02         2.14          .43         5.92
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From realized gains                                               --        (3.09)        (.68)        (.81)        (.14)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --        (3.09)        (.68)        (.81)        (.14)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                               $  41.35     $  18.28     $  20.35     $  18.89     $  19.27
------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                    126.20%        8.77%       11.70%        2.37%       44.13%
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                    $190,630     $ 50,335     $ 57,472     $ 58,358     $ 50,846

RATIOS:

Expenses to average daily net assets                            1.50%        1.50%        1.50%        1.50%        1.50%
Net income (loss) to average daily net assets                  (0.83%)      (1.08%)      (0.72%)      (0.81%)      (0.91%)
Portfolio turnover rate (excluding short-term securities)      39.31%       71.84%       79.54%       58.39%       69.92%
------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

ADDITIONAL INFORMATION



SIT SCIENCE AND TECHNOLOGY GROWTH FUND

                                                                                          Six Months
                                                                                               Ended
                                                           Fiscal Years Ended June 30,      June 30,
                                                               2000            1999             1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $ 15.23         $ 11.77         $ 10.00
----------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income (loss)                                    (.17)           (.07)           (.01)
Net realized and unrealized gain on investments                18.32            3.53            1.78
----------------------------------------------------------------------------------------------------
Total from operations                                          18.15            3.46            1.77
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                        --              --              --
From realized gains                                               --              --              --
----------------------------------------------------------------------------------------------------
Total distributions                                              .00             .00             .00
----------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $ 33.38         $ 15.23         $ 11.77
----------------------------------------------------------------------------------------------------
Total investment return(1)                                    119.17%          29.40%          17.70%
----------------------------------------------------------------------------------------------------
Net assets at end of period (000s omitted)                   $46,173         $14,194         $ 4,858

RATIOS:

Expenses to average daily net assets                            1.25(2)         1.25%(2)        1.25%(2)
Net investment income (loss) to average daily net assets       (0.86%)(2)      (0.72%)(2)      (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)      29.60%          58.29%          19.37%
----------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for period ended June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended June 30, 2000, 1999 and 1998, the investment adviser voluntarily absorbed $68,292, $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the period ended June 30, 2000, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (1.11%), (0.97%) and (0.46%), respectively.

ADDITIONAL INFORMATION



SIT DEVELOPING MARKETS GROWTH FUND

                                                                              Fiscal Years Ended June 30,
                                                               2000         1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $  9.98      $  9.05      $ 13.04      $ 10.95     $  9.41
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income (loss)                                    (.06)          --         (.06)         .03          --
Net realized and unrealized gains (losses) on investments       3.51          .93        (3.92)        2.06        1.55
-----------------------------------------------------------------------------------------------------------------------
Total from operations                                           3.45          .93        (3.98)        2.09        1.55
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                        --           --         (.01)          --          --
From realized gains                                               --           --           --           --        (.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                               --           --         (.01)          --        (.01)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $ 13.43      $  9.98      $  9.05      $ 13.04     $ 10.95
-----------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     34.57%       10.28%      (30.52%)      19.09%      16.51%
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                     $14, 676     $11,338      $11,505      $16,789     $ 8,646

RATIOS:

Expenses to average daily net assets                            2.00%        2.00%        2.00%        2.00%       2.00%
Net investment income to average daily net assets              (0.55%)      (0.05%)      (0.52%)       0.32%       0.06%
Portfolio turnover rate (excluding short-term securities)      49.25%       98.24%       53.36%       65.88%      46.22%
-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

NOT PART OF PROSPECTUS



                   This Page has been Left Blank Intentionally

NOT PART OF PROSPECTUS



                   This Page has been Left Blank Intentionally

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORT

The Funds' Annual and Semi-Annual Reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance.



To request a copy of the documents listed above, or to obtain more information about the Funds:

BY TELEPHONE:
(800) 332-5580 or
(612) 334-5888

BY E-MAIL:
info@sitinvest.com

ON THE INTERNET:
Visit our website at
www.sitfunds.com
Visit the SEC website at
www.sec.gov

BY REGULAR MAIL:
Sit Mutual Funds
P.O. Box 5166
Westboro, MA 01581-5166

BY EXPRESS MAIL:
Sit Mutual Funds
4400 Computer Drive
Westboro, MA 01581

TO WIRE MONEY FOR A PURCHASE:
Boston Safe Deposit & Trust, Boston, MA
ABA #011001234
DDA #056146
Sit Mutual Funds
For Further Credit: (shareholder name)
Account Number: (shareholder account #)



THE SAI AND THE FUNDS' REPORTS MAY ALSO BE REVIEWED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION IN WASHINGTON, D.C. YOU CAN GET COPIES FREE FROM THE SEC'S WEBSITE LISTED ABOVE, OR BY MAIL, FOR A FEE, BY CALLING THE SEC AT 1-800-SEC-0330 OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, 450 FIFTH STREET NW, WASHINGTON, D.C. 20549-6009.




                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------

               1940 ACT FILE NOS. 811-03342; 811-03343; 811-06373

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                      SIT MUTUAL FUNDS, INC, COMPRISED OF:
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                            SIT SMALL CAP GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                    4600 Wells Fargo Center, 90 S. 7th Street
                        Minneapolis, Minnesota 55402-4130
                  www.sitfunds.com; e-mail: info@sitinvest.com
                          612-334-5888 -- 800-332-5580

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds' Prospectus. The financial statements included as part of the Funds' Annual Report to shareholders for fiscal year ended June 30, 2000 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report may be obtained from the Funds without charge by contacting the Funds by telephone at
(612) 334-5888 or (800) 332-5580 or by mail at 4600 Wells Fargo Center, 90 S.7th
Street, Minneapolis, Minnesota 55402-4130, or by visiting the SEC website at www.sec.com. The date of this Statement of Additional Information is November 1, 2000, and it is to be used with the Funds' Prospectus dated November 1, 2000.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page
                                                                            ----
FUND BACKGROUND..............................................................  2
ADDITIONAL INVESTMENT RESTRICTIONS
     Balanced Fund...........................................................  3
     Large Cap Growth Fund and Mid Cap Growth Fund...........................  4
     Science and Technology Growth Fund......................................  5
     International Growth Fund...............................................  6
     Small Cap Growth Fund...................................................  7
     Developing Markets Growth Fund..........................................  8
COUNTRIES IN WHICH THE INTERNATIONAL GROWTH FUND MIGHT INVEST................  9
COUNTRIES IN WHICH THE DEVELOPING MARKETS GROWTH FUND MIGHT INVEST........... 10
SPECIAL RISKS FOR INTERNATIONAL GROWTH AND DEVELOPING MARKETS GROWTH FUNDS
     Corporate Disclosure Standards and Government Regulation................ 11
     Market Characteristics.................................................. 12
     Currency Fluctuations................................................... 12
     Foreign Taxation........................................................ 13
     Investment and Repatriation Restrictions................................ 13
ADDITIONAL INVESTMENT POLICIES & RISKS
     Common and Preferred Stocks............................................. 13
     Convertible Securities.................................................. 13
     Warrants or Rights...................................................... 13
     Commercial Paper........................................................ 14
     Obligations of Banks.................................................... 14
     Obligations of the U.S. Government...................................... 15
     Depository Receipts..................................................... 15
     Forward Foreign Currency Exchange Contracts............................. 16
     Options - Puts and Calls................................................ 16
     When-Issued and Forward Commitment Securities........................... 17
     Repurchase Agreements................................................... 17
     Futures Contracts and Options on Futures Contracts...................... 17

     Illiquid Securities..................................................... 19
     Sit Money Market Fund................................................... 20
ADDITIONAL RISKS AND FIXED-INCOME SECURITIES IN WHICH THE BALANCED FUND MAY
INVEST
         Mortgage-Backed Securities.......................................... 20
         Asset-Backed Securities............................................. 21
         Collaterialized Mortgage Obligations................................ 21
         U.S. Treasury Inflation-Protection Securities....................... 22
         Manufactured Home Loans............................................. 22
         Municipal Securities................................................ 22
         Swap Agreements..................................................... 23
         Variable Rate Notes................................................. 23
         Zero Coupon Securities.............................................. 23
         Trust Preferred Securities.......................................... 23
         Balanced Fund's Risks of Investing in High Yield Securities......... 23
RATINGS OF DEBT SECURITIES................................................... 24
SECURITIES LENDING........................................................... 24
PORTFOLIO TURNOVER........................................................... 25
ADDITIONAL INFORMATION ABOUT SELLING SHARES
     Suspension of Selling Ability........................................... 25
     Telephone Transactions.................................................. 25
     Redemption-In-Kind ..................................................... 26
COMPUTATION OF NET ASSET VALUE............................................... 26
CALCULATION OF PERFORMANCE DATA.............................................. 27
MANAGEMENT................................................................... 28
INVESTMENT ADVISER........................................................... 31
DISTRIBUTOR.................................................................. 34
BROKERAGE.................................................................... 34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................... 36
TAXES........................................................................ 37
FINANCIAL STATEMENTS......................................................... 38
OTHER INFORMATION............................................................ 38
LIMITATION OF DIRECTOR LIABILITY............................................. 38
CAPITALIZATION AND VOTING RIGHTS............................................. 39
APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS............................... 41

FUND BACKGROUND
--------------------------------------------------------------------------------

Sit Mutual Funds are managed by Sit Investment Associates, Inc., (the "Adviser"). Sit Mutual Funds are comprised of twelve 100% no-load funds. This Statement of Additional Information contains the seven stock funds, which are:
Balanced Fund, Large Cap Growth Fund, Mid Cap Growth Fund, International Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, and the Developing Markets Growth Fund (collectively, the "Funds").

All twelve Funds are open-ended funds, and all Funds (except the Minnesota Tax-Free Income Fund) operate as a diversified management investment companies, as defined in the Investment Company Act of 1940. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government Securities", securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing.

Each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation. The Large Cap Growth Fund and Mid Cap Growth Fund were incorporated on July 14, 1981. The corporate issuer of the International Growth

Fund, Balanced Fund, Developing Markets Growth Fund, Small Cap Growth Fund, and Science and Technology Growth Fund was incorporated on July 30, 1991.

ADDITIONAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under "Fund Summaries". Certain additional investment practices and risks of investing in the Funds are set forth below. In addition to the restrictions in the Prospectus, each Fund is subject to other restrictions that are fundamental and may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

BALANCED FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6; or
9. Invest more than 25% of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3. Purchase or retain securities of any issuer if to the knowledge of the Fund, officers and directors of either the Fund its investment adviser beneficially owning more than 0.5% of such securities together own more than 5% of such securities;
4. Invest more than 10% of its net assets in securities of issuers which, with their predecessors have a record of less than three years continuous operation. Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years;
5.   Invest for the purpose of exercising control or management;
6.   Enter into reverse repurchase agreements;
7. Invest more than 15% of its net assets collectively in all types of illiquid securities;
8. Invest in more than 10% of the outstanding voting securities of any one issuer;

9. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
10. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
11. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
12. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;
13. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 10% of the Fund's total assets;
14. Invest more than 25% of the fixed-income portion of its portfolio in debt securities that are rated below investment grade;
15. Invest less than 40% or more than 60% of its assets in equity securities and will not invest less than 40% or more than 60% of its assets in fixed-income securities, under normal circumstances;
16. Invest less than 25% of the fixed-income portion of its portfolio in fixed-income senior securities; or
17. Invest more than 20% of its assets in foreign government securities or equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

LARGE CAP GROWTH FUND AND MID CAP GROWTH FUND
--------------------------------------------------------------------------------
The Large Cap Growth Fund and Mid Cap Growth Fund are subject to the following fundamental investment restrictions. The Funds will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
3. Invest more than 10% of the Fund's net assets in securities of companies which have (with their predecessors) a record of less than five years continuous operation;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33-1/3% of the Fund's total net assets.
6. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
7. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
8. Concentrate more than 25% of its net assets in any one industry, provided that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and
     (ii) utility companies will be classified according to their services, for example, water, gas, electric and communications, and each will be considered a separate industry;
9. Purchase or retain the securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;
10.  Invest for the purpose of controlling management of any company;
11. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by interests in real estate and in securities of companies which invest or deal in real estate;
12. Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which deal in or sponsor such activities;
13.  Underwrite the securities of other issuers;

14. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 5;
15. Invest more than 25% of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
16. Invest more than 15% of its net assets collectively in all types of illiquid securities.

The following investment restrictions of the Funds are not fundamental and may be changed by the Board of Directors of the Funds. The Funds will not:
1. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;
2. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund's net assets;
3. Pledge, mortgage, hypothecate, or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
4. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Funds and/or the Adviser by the Securities and Exchange Commission;
5. Pledge, mortgage, hypothecate, or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
6. Invest less than 65% of its total assets in common stocks of growth companies; or
7. Invest more than 20% of its assets in equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities that are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Invest more than 25% of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
9. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.   Invest for the purpose of exercising control or management;
3. Invest more than 15% of its net assets collectively in all types of illiquid securities;
4. Invest in more than 10% of the outstanding voting securities of any one issuer;

5. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
6. Pledge, mortgage, hypothecate or otherwise encumber either Fund's assets except to the extent necessary to secure the permitted borrowings;
7. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
8. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options; or
9. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund's net assets;
10. Invest less than 80% of its total assets in common stocks of companies principally engaged in science and technology business activities; or
11. Invest more than 20% of its assets in equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
3. Invest more than 5% of the Fund's net assets in securities of companies which have (with their predecessors) a record of less than three years continuous operation;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
6. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York Stock Exchange, American Stock Exchange or a recognized foreign exchange. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
7. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
8. Concentrate more than 25% of its net assets in any one industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
9. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those holdings of all officers and directors of the Fund or its affiliates, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;
10.  Invest for the purpose of controlling management of any company;
11. Invest in commodities or commodity futures contracts provided; however, that the entering into of a foreign currency contract shall not be prohibited by this restriction;
12. Invest in real estate or limited partnerships with assets invested in real estate, although the Fund may invest in securities which are secured by interests in real estate and in securities of companies which invest or deal in real estate;
13. Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which deal in or sponsor such activities;
17. Invest more than 15% of its net assets collectively in all types of illiquid securities;
18.  Underwrite the securities of other issuers;
19.  Modify the Fund's investment objective; or

20. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 5.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets in an amount exceeding the amount of the borrowing secured thereby except to the extent necessary to secure permitted borrowings; or
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission; or
3. Invest less than 90% of the its total assets in international equity securities, under normal conditions.

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following fundamental investment restrictions. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Invest more than 25% of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
9. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6.

The following investment restrictions of the Fund are not fundamental. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission.
3. Purchase or retain securities of any issuer if to the knowledge of the Fund, officers and directors of either the Fund or its investment adviser beneficially owning more than 0.5% of such securities together own more than 5% of such securities;
4. Invest more than 10% of its net assets in securities of issuers which, with their predecessors have a record of less than three years continuous operation. Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years;
5.   Invest for the purpose of exercising control or management;
6.   Enter into reverse repurchase agreements;
7. Invest more than 15% of its net assets collectively in all types of illiquid securities;
8. Invest in more than 10% of the outstanding voting securities of any one issuer;

9. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class. This restriction is limited to 75% of the Fund's net assets;
10. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York or American Stock Exchanges. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
11. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
12. Engage in arbitrage transactions or write unsecured put options but may write fully covered call options;
13. Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund's net assets;
14. Invest less than 65% of its total assets in small cap common stocks, under normal conditions; or
15. Invest more than 20% of its assets in equity securities of foreign issuers that are either listed on a U.S. or Toronto stock exchange or represented by American Depository Receipts.

DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund's net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund's net assets;
2. Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
4. Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
5.   Underwrite the securities of other issuers;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
7. Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8. Invest more than 25% of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
9. Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in restriction number 6.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those holdings of all officers and directors of the Fund or its affiliates, who individually own beneficially more than 0.5% of such securities, together own more than 5% of such securities;
4. Invest more than 5% of its net assets in securities of companies which have (with their predecessors) a record of less than three years' continuous operation;
5.   Invest for the purpose of exercising control or management;

6. Invest more than 5% of the Fund's net assets in warrants (valued at lower of cost or market) including a maximum of 2% which are not listed on the New York Stock Exchange, American Stock Exchange or a recognized foreign exchange. For this purpose, warrants acquired by the Fund in units or attached to other securities will be deemed to be without value;
7.   Enter into reverse repurchase agreements;
8. Invest more than 15% of its net assets collectively in all types of illiquid securities;
9. Purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. All debt securities and all preferred stocks are considered as one class. This restriction is limited to 75% of the Fund's net assets; or
10. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings; or
11. Invest less than 65% of its total assets in developing market equity securities, under normal conditions.

COUNTRIES IN WHICH THE INTERNATIONAL GROWTH FUND MIGHT INVEST
--------------------------------------------------------------------------------

The countries in which the Fund will seek investments include those listed below. The Fund is not obligated and may not invest in all the countries listed; moreover the Fund may invest in countries other than those listed below, when such investments are consistent with the Fund's investment objective and policies.

Pacific Basin:        Australia       Hong Kong       Indonesia        Japan       Malaysia     New Zealand
--------------        Philippines     Singapore       South Korea      Taiwan      Thailand

Europe:               Austria         Belgium         Czech Republic   Denmark     Finland      France
-------               Germany         Greece          Hungary +        Ireland     Italy        Luxembourg
                      Netherlands     Norway          Poland           Portugal    Spain        Sweden
                      Switzerland     United Kingdom

Other:                Argentina       Brazil          Canada           Chile       India        Mexico
------                Peru            Turkey          Venezuela        Israel

     + Indicates countries in which the Fund effectively may invest primarily through investment funds. Such investments are subject to the provisions of the Investment Company Act of 1940 relating to the purchase of securities of investment companies. See "Additional Investment Restrictions".

Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies and concerns domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets. A discussion of the economies of such countries is set forth below.

JAPAN. Japan is organized politically as a democratic, parliamentary republic and has a population of approximately 125 million people. The Japanese economy is heavily industrial and export oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive.

Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange.

Prices of stocks listed on the Japanese stock exchange are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions.

UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND. The United Kingdom of Great Britain and Northern Ireland ("U.K.") is a constitutional monarchy and consists of England, Scotland, Wales and Northern Ireland. The population of the U.K. is approximately 58 million people. Industry in the U.K. is predominantly owned in the private sector.

The U.K. has a centralized screen-based trading system located in London, with separate operating facilities located in Belfast, Birmingham, Bristol, Dublin, Glasgow, Liverpool and Manchester. Stock exchange commission rates are negotiable and stock exchange membership is available to limited companies and to nonresidents of the U.K. The Financial Services Act (the "FSA") created a regulatory body known as the Securities and Investments Board (the "SIB"), which has the power to delegate certain of its functions to various "self regulatory organizations", of which the London Stock Exchange is one. Under the FSA structure, the London Stock Exchange is largely self regulating.

Stock prices are continuously quoted during business hours of the London Stock Exchange. Trading Commissions in the U.K. are negotiable.

THE FEDERAL REPUBLIC OF GERMANY. The Federal Republic of Germany ("Germany") is a federated republic with a population of approximately 81 million people and a democratic parliamentary form of government. The German economy is organized primarily on the basis of private sector ownership, with the state exerting major influence through ownership only in certain sectors, including transportation, communication and energy. Unification of the Federal Republic of Germany with the formerly communist controlled German Democratic Republic took place in 1990.

Industrial activity makes the largest contribution to the German gross national product. Although only 5% of German businesses are large scale enterprises, such large scale businesses account for over half of industrial production and employ over half the industrial labor force. Trading volume, therefore, tends to concentrate on relatively few companies with both large capitalizations and broad stock ownership. Historically the German economy has been strongly export oriented. Privatization of formerly state owned enterprise in what was once East Germany is in progress, but will make little difference to the predominance of large scale businesses in overall industrial activity.

German equity securities trade predominantly on the country's eight independent local stock exchanges, and the Frankfurt exchange accounts for most of the turnover. Subject to the provisions of pertinent securities law, mainly the Stock Exchange Law of 1896, as amended, the council, management and other executive organs of the stock exchanges constitute self administering and self regulatory bodies. The "Working Group of German Stock Exchanges" headquartered in Frankfurt, of which all eight stock exchanges are members, addresses all policy and administrative questions of national and international character.

Prices for active stocks, including those for larger companies, are quoted continuously during stock exchange hours. Less actively traded stocks are quoted only once a day. Equity shares are normally fully paid and nonassessable.

Orders for stocks executed for large customers on the stock exchanges are negotiable. A federal stock exchange turnover tax, ranging up to 0.25%, is levied on all securities transactions other than those between banks acting as principal. Nonresidents such as the Fund are charged half these rates.

COUNTRIES IN WHICH THE DEVELOPING MARKETS GROWTH FUND MIGHT INVEST
--------------------------------------------------------------------------------

The Fund defines "developing markets" as those countries determined by the Sub-Adviser to have developing or emerging markets or economies. Such countries will generally be defined as "emerging stock markets" by the International Finance Corporation, demonstrate low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank), or be listed in World Bank publications as developing. Countries currently not considered as having "developing markets" include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The countries in which the Fund may seek to invest include those listed below and, unless otherwise prohibited herein, the countries listed as potential investments for the International Growth Fund as well. The Fund is not obligated and may not invest in all the countries listed; moreover the Fund may invest in countries other than those listed below, when such investments are consistent with the Fund's investment objectives and policies. The Fund will also not seek to diversify investments among geographic regions or levels of economic development in any particular country.

Pacific Basin:      Bangladesh       China           Hong Kong        India            Indonesia       Malaysia
--------------      Pakistan         Philippines     Singapore        South Korea      Sri Lanka       Taiwan
                    Thailand         Vietnam +

Europe:             Czech Rep.       Greece          Hungary +        Poland           Portugal        Spain
-------

Latin America:      Argentina        Barbados        Belize           Bolivia          Brazil          Chile
--------------      Colombia         Costa Rica      Ecuador          Jamaica          Mexico          Panama
                    Paraguay         Peru            Trinidad & Tobago                 Uruguay         Venezuela

Africa:             Botswana         Egypt           Ghana +          Ivory Coast +    Kenya +         Mauritius +
-------             Morocco          Namibia +       Nigeria          South Africa     Swaziland +     Tunisia
                    Zimbabwe

Other:              Bermuda          Canada          Cyprus +         Israel           Jordan          Kuwait +
------              Russia           Turkey

     + Indicates countries in which the Fund effectively may invest primarily through investment funds. Such investments are subject to the provisions of the Investment Company Act of 1940 relating to the purchase of securities of investment companies. See "Additional Investment Restrictions".

Under exceptional economic or market conditions abroad, the Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

The Fund also may invest in certain debt securities issued by the governments of developing market countries that are or may be eligible for conversion into investments in developing market companies under debt conversion programs sponsored by such governments. To the extent such debt securities are convertible to equity securities, they are considered by the Fund to be equity derivative securities. Debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) may offer opportunities for long-term capital appreciation. The Fund will only invest in debt securities rated at least C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") at the time of purchase or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser. The Fund will not invest more than 5% of its total assets in debt securities rated Baa or lower by Moody's or BBB or lower by S&P at the time of purchase or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser. Debt securities rated Baa or BBB may have some speculative elements. Debt securities rated C are regarded as having predominantly speculative characteristics. Subject to the above limitations, it is likely that a portion of the debt securities in which the Fund will invest may be unrated. Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Adviser or Sub-Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

SPECIAL RISKS FOR INTERNATIONAL GROWTH AND DEVELOPING MARKETS GROWTH FUNDS
--------------------------------------------------------------------------------

CORPORATE DISCLOSURE STANDARDS AND GOVERNMENT REGULATION
--------------------------------------------------------------------------------
Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Funds than is available concerning U.S. companies.

MARKET CHARACTERISTICS
--------------------------------------------------------------------------------
Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, securities of companies traded in many countries outside the U.S., particularly those of emerging countries, may be subject to further risks due to the inexperience of financial intermediaries, the possibility of permanent or temporary termination of trading and greater spreads between bid and ask prices for securities in such markets. Non-U.S. stock exchanges and brokers are subject to less governmental supervision and regulation than in the U.S. and non-U.S. stock exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, non-U.S. stock exchange transactions may be subject to difficulties associated with the settlement of such transactions. Such settlement difficulties may result in delays in reinvestment. The Adviser and/or Sub-Adviser, if applicable, will consider such difficulties when determining the allocation of the Funds' assets, although the Funds do not believe that such difficulties will materially adversely affect their portfolio trading activities.

Investments in companies domiciled in developing market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain developing market countries may be slowed or reversed by unanticipated political or social events in such countries.

CURRENCY FLUCTUATIONS
--------------------------------------------------------------------------------
The value of the Funds' portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Funds have invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Funds' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Funds' net asset value and net investment income, and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States and other economic and financial conditions affecting the world economy.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

While transactions in forward currency contracts, options, futures contracts and options on futures contracts (i.e., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Funds may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Funds than if they had not entered into any hedging positions. In the event of an imperfect correlation between a hedging position and portfolio position that is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of financial loss.

Perfect correlation between the Funds' hedging positions and portfolio positions may be difficult to achieve because hedging instruments in most developing market countries are not yet available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

FOREIGN TAXATION
--------------------------------------------------------------------------------
The Funds' interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. For additional tax information, please see section entitled, "Taxes" on page 37.

INVESTMENT AND REPATRIATION RESTRICTIONS
--------------------------------------------------------------------------------
Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitations on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries and the Funds intend to invest only through the purchase of shares of investment funds organized under the laws of such countries.

The return on the Funds' investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

ADDITIONAL INVESTMENT POLICIES & RISKS
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS
--------------------------------------------------------------------------------
Each Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------
Each Fund may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

WARRANTS OR RIGHTS
--------------------------------------------------------------------------------
Each Fund may acquire warrants or rights in connection with other securities or separately. Investments in warrants or rights are limited to 5% of total assets for Large Cap Growth Fund, Balanced Fund, International Growth Fund, Small Cap Growth Fund and Developing Markets Growth Fund. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Warrants or rights acquired in units or attached to securities will be deemed to be without value for purposes of International Growth Fund's and Developing Markets Growth Fund's 5% restriction.

COMMERCIAL PAPER
--------------------------------------------------------------------------------
Short-term debt instruments purchased by the Funds consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of purchase, are (a) rated P-1 by Moody's or A-1 by S& P, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody's or AA or higher by S&P.

OBLIGATIONS OF BANKS
--------------------------------------------------------------------------------
Bank money instruments in which the Funds may invest include certificates of deposit, including variable rate certificates of deposit, bankers' acceptances and time deposits. "Bank" includes commercial banks, savings banks and savings and loan associations. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates"), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investor's money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market. In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund's purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized. With respect to variable rate certificates of deposit maturing in 180 days or less from the time of purchase with interest rates adjusted on a monthly cycle, the Balanced Fund uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity of the fixed income portion of its portfolio. With respect to all variable rate instruments not meeting the foregoing criteria, the Balanced Fund uses the remaining period to maturity for purposes of determining the average weighted maturity of the fixed income portion of its portfolio until such time as the Securities and Exchange Commission has determined otherwise.

A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since each Fund's portfolio may contain securities of foreign banks and foreign branches of domestic banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Funds only purchase certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Federal Savings and Loan Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Funds do not benefit materially from insurance either from the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Funds are generally in applicable denominations far in excess of the dollar limitations on insurance coverage.

INTERNATIONAL BANK OBLIGATIONS. For the purposes of the Developing Markets Growth Fund's and International Growth Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

OBLIGATIONS OF, OR GUARANTEED BY, THE UNITED STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES
--------------------------------------------------------------------------------
Each Fund may invest in obligations of the U.S. government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued and/or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities are the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

DEPOSITORY RECEIPTS
--------------------------------------------------------------------------------
The Funds may hold securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Government Depository Receipts ("GDRs") and other similar global instruments available in developing markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in United States securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, the Fund's investment in ADRs, EDRs, and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the U.S. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
The Balanced Fund, Developing Markets Growth Fund and International Growth Fund may enter into forward currency contracts to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward currency contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of the security or dividend or interest payment. In addition, when the Sub-Adviser believes that a foreign currency or currencies may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or related currencies that the Sub-Adviser feels demonstrate correlation in exchange rate movements (such a practice is called "crosshedging"), or when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, the Fund may enter into a forward contract to buy a foreign currency for a fixed dollar amount. In connection with each Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of the Fund's commitment will be held aside or segregated to be used to pay for the commitment. Accordingly, the Funds will always have cash, cash equivalents or high quality debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward currency contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate forward currency contracts. In such event, the Funds' ability to utilize forward currency contracts in the manner set forth above may be restricted. Forward currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Funds than if they had not engaged in such contracts. The Funds will generally not enter into forward foreign currency exchange contract with terms greater than one year.

OPTIONS - PUTS AND CALLS
--------------------------------------------------------------------------------
Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Balanced Fund and International Growth Fund may write exchange-traded call options on securities and may purchase and sell exchange-traded put and call options on securities written by others, or combinations or such options. All call options written by such Funds must be fully covered. Such Funds may not write put options. The aggregate cost of all outstanding options purchased and held by a Fund will at no time exceed 5% of the Fund's total assets.

Developing Markets Growth Fund may write covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of Developing Markets Growth Fund. In addition, the Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call or, in the case of Developing Markets Growth Fund, a put option to generate income, and will do so only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option. The use of options also involves the risk of limited liquidity in the even that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
--------------------------------------------------------------------------------
The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income on securities purchased on a forward commitment basis prior to their stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time the a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Each Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which the Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. Each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, a Fund's risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, a Fund may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Funds' directors at least quarterly for their approval.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------
The Balanced Fund, Developing Markets Growth Fund and International Growth Fund may invest in futures contracts and options on futures contracts for the purpose of hedging (and not for speculative purposes). As a result of entering into futures contracts, no more than 5% of a Fund's net assets may be committed to margin. Each such Fund may enter into interest rate futures, interest rate index futures and options thereon. In addition, Developing Markets Growth Fund and International Growth Fund may enter into stock index futures contracts, contracts for the future delivery of foreign currencies, and options on such contracts.

DESCRIPTION OF FUTURES CONTRACTS. A futures contract sale creates an obligation by a Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The staff of the CFTC has indicated that an entity such as the Fund would not be a "pool" if it traded commodity futures contracts solely for hedging purposes and not for speculation. Furthermore, the Fund is restricted to no more than 5% of its net assets being committed to margin on futures contracts and premiums for options on futures contracts, and therefore will not operate as a "pool" as that term is defined by the CFTC.

The Funds may use futures solely to hedge against anticipated interest rate, market or currency movements and not for speculation. The Funds presently could accomplish similar results to that which they hope to achieve through the use of futures contracts by purchasing or selling securities or currencies. For example, Balanced Fund could sell debt securities with long maturities and invest in debt securities with short maturities when interest rates are expected to increase, or conversely, sell short-term debt securities and invest in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

DESCRIPTION OF OPTIONS ON FUTURES CONTRACTS. The Funds may purchase put and call options on futures contracts as a hedge against interest rate, market or currency movements, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration dates of the option. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.

RISKS OF FUTURES CONTRACTS. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of market trends by the Adviser or Sub-Adviser may still not result in a successful transaction.

Another risk is that the Adviser or Sub-Adviser would be incorrect in its expectation as to the extent of various interest rate movements (anticipated securities prices and foreign currency exchange rates for the Developing Markets Growth Fund and International Growth Fund) or the time span within which the movements take place and other economic factors. Closing out an interest rate futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates. Although futures contracts are traded only on commodity exchanges, there can be no assurance that a liquid secondary market will exist for any particular future, and theoretically losses from investing in futures transactions are potentially unlimited.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund's ability to terminate options positions at a time when the Adviser or Sub-Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser or Sub-Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of underlying securities or currencies.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

ILLIQUID SECURITIES
--------------------------------------------------------------------------------
Each Fund may invest up to 15% of its net assets in all forms of "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has recently acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser or Sub-Adviser to be liquid in accordance with standards established by the Funds' Board of Directors.

Under these standards, the Adviser or Sub-Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
The Funds may invest up to 25% of their total net assets in shares of money market funds advised by the Adviser, which includes the Money Market Fund, subject to the conditions contained in an exemptive order (the "Exemptive Order") issued to the Funds and the Adviser by the Securities and Exchange Commission.

Such investments may be made in lieu of direct investments in short term money market instruments if the Adviser believes that they are in the best interest of the Funds. The Exemptive Order requires the Adviser and its affiliates, in their capacities as service providers for the Money Market Fund, to remit to the Funds, or waive, an amount equal to all fees otherwise due to them under their advisory and other agreements with the Money Market Fund to the extent such fees are based upon a Fund's assets invested in shares of the Money Market Fund. This requirement is intended to prevent shareholders of the Funds from being subjected to double management and other asset-based fees as a result of a Fund's investments in the Money Market Fund.

ADDITIONAL RISKS AND FIXED-INCOME SECURITIES IN WHICH THE BALANCED FUND MAY
INVEST
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
The mortgage-backed securities in which the Balanced Fund may invest provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Fund by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer, servicer, or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA's, are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to issue mortgage pass-through securities and guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on loans originated by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal Home Loan Mortgage Corporation ("FHLMC") also pools mortgage loans and issues pass-through securities. FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interest in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC's are not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration ("FHA") was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Fund may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. The Fund has not purchased this type of security and has no current intent to do so. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities -- prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
The Balanced Fund may invest in asset-backed securities that are backed by consumer credit such as automobile receivables, consumer credit card receivables, and home equity loans. Asset-backed securities are generally privately issued and, similar to mortgage-backed securities, pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. In addition, prepayments are less sensitive to changes in interest rates than mortgage pass-throughs. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors,, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

COLLATERIALIZED MORTGAGE OBLIGATIONS (CMOs)
--------------------------------------------------------------------------------
The Balanced Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Since CMOs derive their return from underlying mortgages, they are commonly referred to as derivative securities, but are not subject to Balanced Fund's 10% limitation on investments in derivative instruments discussed above under "Swap Agreements." CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the earlier classes have been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Balanced Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

U.S. TREASURY INFLATION-PROTECTION SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury inflation-protection securities are a type of U.S. government obligation. The Balanced Fund may invest in inflation-protection securities, which are marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of an inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

MANUFACTURED HOME LOANS
--------------------------------------------------------------------------------
The Balanced Fund invests in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage backed securities. See the above discussion regarding mortgage backed securities.

MUNICIPAL SECURITIES
--------------------------------------------------------------------------------
Municipal securities in which the Balanced Fund may invest include securities that are issued by states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions.

The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

SWAP AGREEMENTS
--------------------------------------------------------------------------------
Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Balanced Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Funds than if the Funds had invested directly in an instrument that provided that desired return. The Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of a Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Balanced Fund may invest up to 10% of its assets in certain derivative instruments, including futures, options, options on futures, and enter into swap agreements.

VARIABLE RATE NOTES
--------------------------------------------------------------------------------
The Balanced Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders.

ZERO COUPON SECURITIES
--------------------------------------------------------------------------------
The Balanced Fund is permitted to invest in zero coupon securities. Such securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

TRUST PREFERRED SECURITIES
--------------------------------------------------------------------------------
The Balanced Fund may purchase trust preferred securities issued primarily by financial institutions such as banks and insurance companies. Trust preferred securities purchased by the Fund generally have a stated par value, a stated maturity typically of 30 years, are callable after a set time period of typically five or ten years and pay interest quarterly or semi-annually. The proceeds from the issuance of the securities are placed in a single asset trust controlled by the issuer holding company, and the trust in-turn purchases long-term junior subordinated debt of the issuer holding company. The junior subordinated debt held by the trust is senior to all common and preferred stock of the issuer. The junior subordinated debt instruments include deferral provisions whereby the issuer holding company may defer interest payments for up to five years under certain circumstances, provided that no dividend payments are made with respect to outstanding common and preferred stock, and during a period of interest deferral the securities earn compounded interest which is accrued by the issuer as an interest expense. The Federal Reserve Bank limits the amount of trust preferred securities that an issuer may have outstanding such that the total of cumulative preferred stock and trust preferred securities outstanding may not exceed 25 percent of the issuer's Tier 1 capital base. The securities provide that they are immediately callable in the event of a change in the tax law whereby the interest paid by the issuer is no longer treated as an interest expense deduction by the issuer.

BALANCED FUND'S RISKS OF INVESTING IN HIGH YIELD SECURITIES
--------------------------------------------------------------------------------
Balanced Fund may invest up to 25% of its total assets in securities rated below investment-grade. Securities rated below investment grade are referred to as high yield securities or "junk bonds." Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which Balanced Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

RATINGS OF DEBT SECURITIES
--------------------------------------------------------------------------------

Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S& P"), Fitch IBCA ("Fitch"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"); or Aaa, Aa, A or Baa by Moodys Investors Services ("Moody's"). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moodys or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB (in which Large Cap Fund, Balanced Fund and Developing Markets Growth Fund may invest) are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Debt securities rated C (in which the Developing Markets Growth Fund may invest) are regarded as having predominantly speculative characteristics. DEBT SECURITIES RATED BELOW INVESTMENT GRADE ARE COMMONLY KNOWN AS JUNK BONDS. Presently, other than with respect to the Balanced Fund, the Adviser intends to invest only in debt securities rated at investment grade at the time of purchase, or if not rated, deemed by the Adviser to be of comparable quality. See Appendix A for further information about ratings.

SECURITIES LENDING
--------------------------------------------------------------------------------

Each Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund's total assets. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to a Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy.

The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for a Fund's portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificate of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Although there can be no assurance that the risks described above will not adversely affect a Fund, the Adviser believes that the potential benefits that may accrue to a Fund as a consequence of securities lending will outweigh any such increase in risk.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

To attain the investment goals of the Funds, the Adviser will usually hold securities for the long-term. However, if weak or declining market values for stocks are anticipated, the Adviser may convert any portion of these Fund assets to cash or short-term securities as a temporary, defensive position.

Generally, none of the Funds will trade in securities for short-term profits, but if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and may result in higher transaction costs for the Funds and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund's turnover rate may vary from year to year. For additional information, refer to the "Brokerage" and "Taxes" sections below. The portfolio turnover rates for each of the Funds are contained in the Financial Highlights tables in the prospectus.

ADDITIONAL INFORMATION ABOUT SELLING SHARES
--------------------------------------------------------------------------------

SUSPENSION OF SELLING ABILITY
--------------------------------------------------------------------------------
Each Fund may suspend selling privileges or postpone the date of payment:
- During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission ("SEC");
- During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;
-    For such other periods as the SEC may permit.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder's address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

REDEMPTION-IN-KIND
--------------------------------------------------------------------------------
If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares, consistent with Rule 18(f)(1) of the Investment Company Act of 1940. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the Fund's net asset value per share. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a Fund's investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

Securities which are traded on an exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value using methods selected in good faith by the Boards of Directors.

Debt securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Such a pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities may be valued at fair value using methods selected in good faith by the Boards of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The amortized cost method of valuation will be used only if the Boards of Directors, in good faith, determine that the fair value of the securities shall be their amortized cost value, unless the particular circumstances dictate otherwise.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and ask prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards of Directors in good faith will establish a conversion rate for such currency.

Foreign securities trading may not take place on all days on which the New York Stock Exchange is open. Further, trading takes place in various foreign markets on days on which the Exchange is not open and therefore the Fund's net asset value is not calculated. The calculation of the International Growth Fund and Developing Markets Growth Fund's net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by these Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Developing Markets Growth Fund or International Growth Fund's net asset value unless management, under the supervision of the Board of Directors, determines that the particular event would materially affect the net asset value. As a result, the Developing Markets Growth Fund or International

Growth Fund's net asset value may be significantly affected by such trading on days when the Fund is not open for shareholder purchases and redemptions.

On June 30, 2000, the net asset value and public offering price per share for each Fund was calculated as follows:

Balanced Fund:
      net assets           $19,303,515
      --------------------------------
      shares outstanding     1,006,252  = net asset value (NAV) per share =
                                          public offering price per share $19.18

Large Cap Growth Fund:
      net assets          $172,400,272
      --------------------------------
      shares outstanding     2,708,014  = NAV per share = public offering price
                                          per share $63.66

Mid Cap Growth Fund:
      net assets          $566,639,137
      --------------------------------
      shares outstanding    24,040,686  = NAV per share = public offering price
                                          per share $23.57

International Growth Fund:
      net assets          $167,909,105
      --------------------------------
      shares outstanding     7,120,972  = NAV per share = public offering price
                                          per share $23.58

Small Cap Growth Fund:
      net assets          $190,629,606
      --------------------------------
      shares outstanding     4,609,831  = NAV per share = public offering price
                                          per share $41.35

Science and Technology Growth Fund:
      net assets           $46,172,724
      --------------------------------
      shares outstanding     1,383,370  = NAV per share = public offering price
                                          per share $33.38

Developing Markets Growth Fund:
      net assets           $14,675,790
      --------------------------------
      shares outstanding     1,092,637  = NAV per share = public offering price
                                          per share $13.43

CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
Advertisements and other sales literature for the Funds may refer to cumulative total return and average annual total return. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Funds may compare performance with that of other mutual funds, indices and other competing investment and deposit products. The composition of these indices or products differs from that of the Funds. The comparison of the Funds to an alternative investment should be made with consideration of differences in features and expected performance. The Funds may also be mentioned in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data.

CUMULATIVE TOTAL RETURN. Total return means cumulative total return and is calculated by finding the cumulative compounded rate of return over the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             (ERV - P)
      CTR  =  -------   x 100
                 P

     CTR  =  cumulative total return
     ERV  =  ending redeemable value at the end of the period of a hypothetical
             $1,000 payment made at the beginning of such period
     P    =  initial payment of $1,000

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The Funds' cumulative total returns for the period ended June 30, 2000 were:

                                        1-Year   5-Years   10-Years   Inception
                                        ------   -------   --------   ---------
    Balanced Fund                       17.28%   132.13%   --         163.98%(1)
    Large Cap Growth Fund               27.75    227.84    435.70%    1706.45(2)
    Mid Cap Growth Fund                 73.01    252.48    536.13     2909.89(2)
    International Growth Fund           33.38    93.31     --         214.02(3)
    Small Cap Growth Fund               126.20   305.51    --         449.84(4)
    Science and Technology Growth Fund  119.17   --        --         233.80(5)
    Developing Markets Growth Fund      34.57    43.06     --         35.29(4)
         (1) 12/31/93 Fund inception
         (2) 9/2/82 Fund inception
         (3) 11/1/91 Fund inception
         (4) 7/1/94 Fund inception
         (5) 12/31/97 Fund inception

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

    P(1+T) n  =  ERV
           P  =  a hypothetical initial payment of $1,000;
           T  =  average annual total return;
           n  =  number of years; and
         ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The Funds' average annual total returns for the period ended June 30, 2000 were:

                                        1-Year   5-Years   10-Years   Inception
                                        ------   -------   --------   ---------
    Balanced Fund                       17.28%   18.34%    --         16.10%(1)
    Large Cap Growth Fund               27.75    26.80     18.27%     17.61(2)
    Mid Cap Growth Fund                 73.01    28.66     20.32      21.03(2)
    International Growth Fund           33.38    14.09     --         14.11(3)
    Small Cap Growth Fund               126.20   32.31     --         32.84(4)
    Science and Technology Growth Fund  119.17   --        --         62.00 (5)
    Developing Markets Growth Fund      34.57    7.43      --         5.16 (4)
         (1) 12/31/93 Fund inception
         (2) 9/2/82 Fund inception
         (3) 11/1/91 Fund inception
         (4) 7/1/94 Fund inception
         (5) 12/31/97 Fund inception

MANAGEMENT
--------------------------------------------------------------------------------

The Large Cap Growth Fund, Mid Cap Growth Fund, and the corporate issuer of the Balanced Fund, International Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund and Developing Markets Growth Fund, have corporate officers and Boards of Directors. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds.

Through December 31, 1999, the Sit Funds as a group (a total of 13 Funds) paid each director, who is not also an officer, an annual total fee of $12,000, $2,000 for each meeting attended, and provided reimbursement for travel and other expenses. Effective January 1, 2000, the Sit Funds pay each director, who is not also an officer, an annual total fee of $15,000, $2,500 for each meeting attended, and provide reimbursement for travel and other expenses. The following table sets forth the aggregate compensation received by each Director for services provided to the funds of the Sit Mutual Funds for the fiscal year ended June 30, 2000. Pursuant to each Fund's investment management agreement with the Adviser, the Adviser is obligated to pay the Funds' expenses, including fees paid to the directors. (See discussion under "Investment Adviser" below.) Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                          Aggregate           Pension or
                      Compensation For    Retirement Benefits       Estimated            Total
                      Services Rendered     Accrued As Part      Annual Benefits   Compensation From
    Director            to Each Fund       of Fund Expenses      Upon Retirement      Fund Complex
    ----------------------------------------------------------------------------------------------
    John E. Hulse          $1,730                None                 None              $22,500
    William E. Frenzel      1,730                None                 None               22,500
    Sidney L. Jones         1,730                None                 None               22,500
    Donald W. Phillips      1,730                None                 None               22,500

The Funds and their investment adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

The names, ages, addresses, principal occupations and other affiliations of directors and officers of the Funds are given below. Except as noted below, the business address of each officer and director is the same as that of the Adviser
- 4600 Wells Fargo Center, Minneapolis, Minnesota.

NAME (AGE) & ADDRESS            POSITION WITH THE FUNDS         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------            -----------------------         ----------------------------------------
Eugene C. Sit, CFA (62)*        Director and Chairman           Chairman, CEO and CIO of Sit Investment Associates, Inc.
                                                                (the "Adviser"); Chairman, CEO and CIO of Sit/Kim
                                                                International Investment Associates, Inc. (the "Sub-Adviser");
                                                                Director and Chairman of the Funds and Director of SIA
                                                                Securities Corp. (the "Distributor")

Peter L. Mitchelson, CFA (59)*  Director and Vice               President and Director of the Adviser; Executive Vice
                                Chairman; Sr. Portfolio         President and Director of the Sub-Adviser; Director and
                                Manager - Large Cap             Vice Chairman of the Funds; Director of the Distributor
                                Growth and Balanced Funds

William E. Frenzel (72)*        Director                        Director of the Funds; Advisory Director of the Adviser;
6310 Stoneham Lane                                              Director of the Sub-Adviser; Senior Visiting Scholar at The
McLean, VA 22101                                                Brookings Institution; Former senior member of Congress and a ranking member on the House Ways and Means Committee
                                                                and Vice Chairman of the House Budget Committee

John E. Hulse (67)              Director                        Director of the Funds; Director, Trustee, Benilde Religious
4303 Quail Run Lane                                             & Charitable Trust; Trustee, Pacific Gas & Electric Nuclear
Danville, CA 94506                                              Decommissioning Trust

Sidney L. Jones (66)            Director                        Director of the Funds; Adjunct Faculty, Center for Public
8505 Parliament Drive                                           Policy Education, The Brookings Institution; Visiting
Potomac, MD 20854                                               Research Associate in Economics at Carleton College; Former
                                                                Assistant Secretary for Economic Policy, United States
                                                                Department of the Treasury

NAME (AGE) & ADDRESS            POSITION WITH THE FUNDS         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------            -----------------------         ----------------------------------------
Donald W. Phillips (52)         Director                        Director of the Funds; President of Phillips Capital
10 S. Wacker Drive, #2960                                       Management; President of Forstmann-Leff International Inc.
Chicago, IL 60606                                               until 2000; Executive Vice President and Director of Equity
                                                                Financial and Management Company until 1997; Chairman of
                                                                Equity Institutional Investors, Inc. until 1997

Melvin C. Bahle (80)            Director Emeritus               Director Emeritus of the Funds; Director of the Funds until
#1 Muirfield Lane                                               October 1995; Financial consultant; Director and/or Officer of
St. Louis, MO 63141                                             several companies, foundations and religious organizations

Roger J. Sit (38)               Executive Vice President        Executive Vice President of the Adviser and the Sub-Adviser;
                                                                Vice President and Senior Equity Research Analyst for
                                                                Goldman Sachs & Company until January, 1998

Paul E. Rasmussen (39)          Vice President & Treasurer      Vice President, Secretary and Controller for the Adviser and
                                                                Sub-Adviser; Vice President and Treasurer of the Funds;
                                                                President and Treasurer of the Distributor

Erik S. Anderson, CFA (57)      Vice President - Investments    Vice President - Equity Research and Portfolio Management
                                                                of the Adviser

Ronald D. Sit, CFA (41)         Vice President - Investments    Vice President - Equity Research and Portfolio Management
                                                                of the Adviser

Bryce A. Doty, CFA (33)         Vice President - Investments    Vice President - Fixed Income Research and Portfolio
                                Balanced Fund                   Management of the Balanced Fund

John T. Groton, Jr., CFA (34)   Vice President - Investments    Vice President - Equity Research Analyst of the Adviser

Robert W. Sit, CFA (31)         Vice President - Investments    Vice President - Equity Research Analyst of the Adviser

Michael P. Eckert (45)          Vice President                  Vice President - Institutional Client Group

Shelley H. Shutes (43)          Vice President                  Vice President - Investor Services of the Funds

Carla J. Rose (34)              Vice President, Assistant       Vice President - Administration & Deputy Controller
                                Secretary & Assistant Treasurer

Kelly K. Orning (32)            Assistant Secretary &           Staff Attorney of the Adviser
                                Assistant Treasurer

Michael J. Radmer (55)          Secretary                       Secretary of the Funds; Partner of the Funds' general counsel,
220 South Sixth Street                                          Dorsey & Whitney LLP
Minneapolis, MN

-------------------
* Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Messrs. Sit and Mitchelson are interested persons because they are officers of the Adviser. Mr. Frenzel is an interested person of the International Growth Fund and Developing Markets Growth Fund because he is a director of the Sub-Adviser, and may be deemed to be an interested person of all Funds because he is an advisory director and shareholder of the Adviser.

Mr. Roger Sit, Mr. Ron Sit, and Mr. Robert Sit are sons of Eugene C. Sit.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser (or an affiliate) has served as the investment adviser for each Fund since the inception of each Fund.

TERMS COMMON TO ALL FUNDS' INVESTMENT MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------
Each Fund's Investment Management Agreement provides that the Adviser will manage the investment of the Fund's assets, subject to the applicable provisions of the Fund's articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund's current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund's Board of Directors. Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund's investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund's Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund's investment policies. Each Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Each Agreement provides that the Adviser will bear all of the Fund's expenses, except for extraordinary expenses (as designated by a majority of the Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Each Investment Management Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or shareholders and by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Fund. Each Agreement is terminable upon 60 days' written notice by the Adviser or the Fund and will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

COMPENSATION AND ALLOCATION OF EXPENSES
--------------------------------------------------------------------------------
Under each of the Fund's Investment Management Agreement, the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to the following percentages of the average daily net assets of the Funds:
Sit Balanced Fund                                    1.00%
Sit Large Cap Growth Fund, Inc.                      1.00%
Sit Mid Cap Growth Fund, Inc.                        1.25%(1)
Sit International Growth Fund                        1.85%(2)
Sit Small Cap Growth Fund                            1.50%
Sit Science and Technology Growth Fund               1.50%(3)
Sit Developing Markets Growth Fund                   2.00%
(1) For the period November 1, 1996 through December 31, 2000, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. From January 1, 2001, through December 31, 2001, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the Mid Cap Growth Fund to 1.15% of the Fund's average daily net assets. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.
(2) For the period January 1, 1994 through December 31, 2001, the Adviser has voluntary agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of the International Growth Fund to 1.50% per year of the Fund's average daily net assets. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

(3) For the period December 31, 1997 (date of inception) through December 31, 2000, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) to 1.25% of the Science and Technology Growth Fund's average daily net assets. From January 1, 2001, through December 31, 2001, the Adviser has voluntarily agreed to limit the management fee (and thereby, all Fund expenses, except those not payable by the Adviser as set forth above) to 1.35% of the Science and Technology Growth Fund's average daily net assets. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Set forth below are the investment management fees and other expenses paid by each of the Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Balanced Fund, International Growth Fund, and Developing Markets Growth Fund during the fiscal years ended June 30, 2000, 1999, and 1998. Fees and expenses of the Funds waived or paid by the Adviser during such fiscal years are also set forth below.

                                    LARGE CAP          MID CAP          SMALL CAP
                                     GROWTH             GROWTH            GROWTH          BALANCED
2000                                  FUND               FUND              FUND             FUND
----                               ------------      ------------      ------------     -----------
AVERAGE NET ASSETS                 $154,614,370      $484,377,716      $103,163,344     $14,770,724
   Investment Advisory Fees           1,545,264         6,048,102         1,541,681         147,510
   Expenses Waived                           00        (1,209,620)               00              00
   Net Fund Expenses                  1,545,264         4,838,482         1,541,681         147,510
Ratio of expenses to average
   daily net assets                       1.00%             1.00%             1.50%           1.00%

                                    SCIENCE AND                          DEVELOPING
                                    TECHNOLOGY           INT'L             MARKETS
                                      GROWTH            GROWTH             GROWTH
2000 (CONTINUED)                       FUND              FUND               FUND
----                                -----------      ------------       -----------
AVERAGE NET ASSETS                  $27,404,403      $133,900,690       $12,849,730
   Investment Advisory Fees             409,752         2,473,465           256,816
   Expenses Waived                      (68,292)         (467,953)               00
   Net Fund Expenses                    341,460         2,005,512           256,816
Ratio of expenses to average
   daily net assets                       1.25%             1.50%             2.00%

                                     LARGE CAP          MID CAP          SMALL CAP        REGIONAL
                                      GROWTH            GROWTH            GROWTH           GROWTH
1999                                   FUND              FUND              FUND             FUND
----                               ------------      ------------       -----------      ----------
AVERAGE NET ASSETS                 $125,102,962      $346,171,200       $45,544,647      $5,945,176
   Investment Advisory Fees           1,250,402         4,328,283           683,493          74,226
   Expenses Waived                           00          (865,657)               00         (14,845)
                                             --          --------                --         -------
   Net Fund Expenses                  1,250,402         3,462,626           683,493          59,381
Ratio of expenses to average
   daily net assets                       1.00%             1.00%             1.50%           1.00%

                                     SCIENCE AND                                         DEVELOPING
                                     TECHNOLOGY                            INT'L           MARKETS
                                       GROWTH           BALANCED          GROWTH           GROWTH
1999 (CONTINUED)                        FUND              FUND             FUND             FUND
----                                 ----------        ----------       -----------     -----------
AVERAGE NET ASSETS                   $8,828,949        $8,708,561       $92,851,503     $10,435,959
   Investment Advisory Fees             132,050            86,957         1,718,057         208,718
   Expenses Waived                      (22,008)               00          (325,038)             00
                                        -------                --          --------             ---
   Net Fund Expenses                    110,042            86,957         1,393,019         208,718
Ratio of expenses to average
   daily net assets                       1.25%             1.00%             1.50%           2.00%

                                     LARGE CAP          MID CAP          SMALL CAP        REGIONAL
                                      GROWTH            GROWTH            GROWTH           GROWTH
1998                                   FUND              FUND              FUND             FUND
----                                -----------      ------------       -----------      ----------
AVERAGE NET ASSETS                  $88,152,918      $401,679,671       $64,558,158      $3,944,416
   Investment Advisory Fees             880,285         5,020,370           968,377          23,035
   Expenses Waived                           00        (1,004,074)               00          (3,611)
                                             --        ----------                --          ------
   Net Fund Expenses                    880,285         4,016,296           968,377          19,424
Ratio of expenses to average
   daily net assets                       1.00%             1.00%             1.50%           .49%*

                                     SCIENCE AND                                         DEVELOPING
                                     TECHNOLOGY                           INT'L            MARKETS
                                       GROWTH           BALANCED          GROWTH           GROWTH
1998 (CONTINUED)                        FUND              FUND             FUND             FUND
----                                 ----------        ----------       -----------     -----------
AVERAGE NET ASSETS                   $3,760,994        $5,969,736       $96,761,406     $13,914,844
   Investment Advisory Fees              27,931            59,634         1,790,014         278,595
   Expenses Waived                       (3,611)               00          (338,651)             00
                                         ------                --          --------             ---
   Net Fund Expenses                     23,276            59,634         1,451,363         278,595
Ratio of expenses to average
   daily net assets                       .62%*             1.00%             1.50%           2.00%

*December 31, 1997 (date of inception) through June 31, 1998

THE SUB-ADVISER - INTERNATIONAL GROWTH FUND AND DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
The International Growth Fund's and Developing Markets Growth Fund's Investment Management Agreements authorize the Adviser, at its option and at its sole expense, to appoint a sub-adviser, which may assume all or such responsibilities and obligations of the Adviser pursuant to the Investment Management Agreement as shall be delegated to the sub-adviser; provided, however, that any discretionary investment decisions made by the sub-adviser shall be subject to approval or ratification by the Adviser, and any appointment of a sub-adviser and assumption of responsibilities and obligations of the Adviser by such sub-adviser shall be subject to approval by the Board of Directors, and as required by law the shareholders, of the Company; and provided, further, that the appointment of any sub-adviser shall in no way limit or diminish the Adviser's obligations and responsibilities under the Investment Management Agreement. Pursuant to this authority, the Sub-Adviser serves as International Growth Fund's and Developing Markets Growth Fund's Sub-Adviser.

The current Sub-Advisory Agreement provides that the Sub-Adviser agrees to manage the investment of International Growth Fund's and Developing Markets Growth Fund's assets, subject to the applicable provisions of the Funds' articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Funds' current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund's Board of Directors. The Agreement also provides that any discretionary investment decisions made by the Sub-Adviser are subject to the Adviser's review, approval or ratification at the Adviser's discretion.

For its services under the Sub-Advisory Agreement, absent any voluntary fee waivers, the Adviser has agreed to pay the Sub-Adviser a monthly fee equal to the percentages set forth below of the value of the International Growth Fund's and Developing Markets Growth Fund's average daily net assets:

                                                     International Growth    Developing Markets
                                                             Fund                Growth Fund
                                                     --------------------    ------------------
     First $100 million of average daily net assets          .75%                   .75%
     Next $100 million of average daily net assets           .50%                   .60%
     Assets in excess of $200 million                        .40%                   .50%

Pursuant to the Investment Management Agreement the Adviser paid the Sub-Adviser fees of $627,994, $602,981 and $822,626 for the fiscal years ended June 30, 1998, 1999 and 2000, respectively, with respect to services provided on behalf of the International Growth Fund; and fees of $104,245, $78,208 and $96,849 for the fiscal years ended June 30, 1998, 1999 and 2000, respectively, with respect to services provided on behalf of the Developing Markets Growth Fund.

The Sub-Advisory Agreement continues in effect from year to year with respect to a Fund only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Agreement or interested persons of the Adviser, the Sub-Adviser, the International Growth Fund or the Developing Markets Growth Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of Sit Mutual Funds, Inc., the issuer of the International Growth Fund and Developing Markets Growth Fund or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Adviser or the Adviser, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

DISTRIBUTOR
--------------------------------------------------------------------------------

Each of the Funds have entered into Underwriting and Distribution Agreements with SIA Securities Corp. ("Securities"), an affiliate of the Adviser, pursuant to which Securities acts as each Fund's principal underwriter. Securities markets each Fund's shares only to certain institutional investors and all other sales of each Fund's shares are made by each Fund. The Adviser will pay all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. Each Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund's directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days' notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund's shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Funds. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Funds.

BROKERAGE
--------------------------------------------------------------------------------

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser (or Sub-Adviser, as applicable) selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser (or Sub-Adviser, as applicable), to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include an account trading and order management system and analyses and reports concerning investment issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of certain accounts. Some services may require the use of hardware provided by the information provider. This allows the Adviser (or Sub-Adviser, as applicable) to supplement its own investment research activities and enables the Adviser (or Sub-Adviser, as applicable) to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser or Sub-Adviser, the Adviser or Sub-Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser and the Sub-Adviser believe that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

Both the Adviser and the Sub-Adviser maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser and the Sub-Adviser with research services which the Adviser and the Sub-Adviser anticipate will be useful to them in managing the Funds. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. Each of the Adviser and the Sub-Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser (or Sub-Adviser, as applicable) determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays commissions higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage ("brokerage/services arrangements"). Under a typical brokerage/service arrangement, a broker agrees to pay a fund's custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. The Adviser does not intend to enter into such brokerage/service arrangements on behalf of the Funds. Some investment companies enter into arrangements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets ("expense offset arrangements"). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a "compensating balance" agreement with its custodian under which the custodian reduces its fee if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. The Adviser does not intend to enter into expense offset agreements involving assets of the Funds

Most domestic (U.S.) securities trades will be executed through U.S. brokerage firms and commercial banks. Most foreign equity securities will be obtained in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which International Growth Fund and Developing Markets Growth Fund may invest are generally traded in the over-the-counter markets.

Fund management does not currently anticipate that the Fund will effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds, the Adviser or the Sub-Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. ("CIS"), and Autranet, Inc. ("AI"), unaffiliated registered broker-dealers. All transactions placed with CIS and LAS are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, and investment research information from (but not limited to) Egan-Jones Rating Company, Fitch Investors Service, Inc., Moody's Investors Service Inc., Municipal Market Data, Standard & Poor's Corporation, Bloomburg, L.P., Institutional Investor, TradWeb Service, Ried, Thurnberg & Co., Inc., and Stone & McCarthy Research Associates.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. Total brokerage commissions paid by the Funds for the three most recent fiscal years, as well as commissions paid to firms that supplied the Funds and Adviser with statistical and research services, are set forth below.

                                                     2000                         1999                         1998
                                              AMT PAID TO                  AMT PAID TO                  AMT PAID TO
                                  TOTAL         FIRMS FOR      TOTAL         FIRMS FOR      TOTAL         FIRMS FOR
                                  BROKERAGE    SERVICES &      BROKERAGE    SERVICES &      BROKERAGE    SERVICES &
FUND                              COMMISSION     RESEARCH      COMMISSION     RESEARCH      COMMISSION     RESEARCH
----                              ----------     --------      ----------     --------      ----------     --------
Balanced                          $13,080          $4,305      $6,571           $3,962      $3,578           $1,608
Large Cap Growth                  166,427          80,905      126,142          74,829      82,201           40,346
Mid Cap Growth                    713,700         194,314      603,028         398,377      459,643         237,865
International Growth              281,342         201,924      288,891         266,092      247,731         196,276
Small Cap Growth                  208,122          49,527      146,914          34,423      147,191          23,910
Science and Technology Growth     32,001            2,598      13,053            2,280      4,102               480
Developing Markets Growth         76,363           33,797      79,045           75,952      50,695           44,935

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

The following persons owned of record or beneficially 5% or more of the respective Fund's outstanding shares as of October 18, 2000:

                                                                               Record    Beneficially    Of Record &
Person                                                                          Only         Only        Beneficially
------                                                                         ------    ------------    ------------
BALANCED FUND
-------------
     Charles Schwab & Co., Inc., Special Custody Acct FBO Cust., 101
         Montgomery Street, San Francisco, CA                                  16.74%
     National Financial Services Corp., FBO Cust., Church Street
         Station, P.O. Box 3908, New York, NY                                  11.63%
     Sit Investment Associates (various accounts) 4600 Wells Fargo Center
         Minneapolis, MN                                                                                    10.11%
     Comerica Bank, FBO Pulte Corp. Inc., P.O. Box 75000/MC3446
         Detroit, MI                                                            6.56%

LARGE CAP GROWTH  FUND
----------------------
     Charles Schwab & Co., Inc., Special Custody Acct FBO Cust., 101
         Montgomery Street, San Francisco, CA                                   8.38%

MID CAP GROWTH FUND
-------------------
     Charles Schwab & Co., Inc., Special Custody Acct FBO Cust., 101
         Montgomery Street, San Francisco, CA                                  11.39%

                                                                               Record    Beneficially    Of Record &
Person                                                                          Only         Only        Beneficially
------                                                                         ------    ------------    ------------
INTERNATIONAL GROWTH FUND
-------------------------
     State Street Corporation, FBO Northrup Grumman Corp.,
         1840 Century Park East, Los Angeles, CA                               25.09%
     Charles Schwab & Co., Special Custody Acct FBO Cust., 101
         Montgomery St., San Francisco, CA                                      8.76%

SMALL CAP GROWTH FUND
---------------------
     Charles Schwab & Co., Special Custody Acct FBO Cust., 101
         Montgomery St., San Francisco, CA                                     34.72%
     National Financial Services Corp., FBO Cust., Church Street
         Station, P.O. Box 3908, New York, NY                                  13.13%

DEVELOPING MARKETS GROWTH FUND
------------------------------
     Charles Schwab & Co., Special Custody Acct FBO Cust., 101
         Montgomery St., San Francisco, CA                                     38.04%
     National Financial Services Corp., FBO Cust., Church Street
         Station, P.O. Box 3908, New York, NY                                   7.89%

TAXES
--------------------------------------------------------------------------------

Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stocks, securities, or currency; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

Each Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

It is expected that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

The Developing Markets Growth Fund and International Growth Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Currently, such funds are the only or primary means by which the Funds may invest in Hungary and India. In addition to bearing their proportionate share of the Developing Markets Growth Fund's and International Growth Fund's expenses (management fees and operating expenses), shareholders will also bear indirectly similar expenses of such funds. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Developing Markets Growth Fund and International Growth Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

If more than 50% of the Developing Markets Growth Fund's and the International Growth Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, each Fund will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If either Fund makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

Dividends paid by Developing Markets Growth Fund and International Growth Fund will not be eligible for the 70% deduction for dividends received by corporations if, as expected, none of those Funds' income consists of dividends paid by U.S. corporations.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements included in the Funds' annual reports to shareholders for the fiscal year ended June 30, 2000 are incorporated by reference in this Statement of Additional Information.

OTHER INFORMATION
--------------------------------------------------------------------------------

CUSTODIAN; SUB-CUSTODIAN; COUNSEL; ACCOUNTANTS
--------------------------------------------------------------------------------
The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 acts as custodian of the Funds' assets and portfolio securities; Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the independent General Counsel for the Funds; and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Funds' independent accountants.

LIMITATION OF DIRECTOR LIABILITY
--------------------------------------------------------------------------------

Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

CAPITALIZATION AND VOTING RIGHTS
--------------------------------------------------------------------------------

Each of the Funds or the corporate issuer of their shares is organized as a Minnesota corporation. Each of the Funds or its corporate issuer has only one class of shares -- common shares. The Large Cap Growth Fund and the Mid Cap Growth Fund, each have one series of common shares consisting of ten billion shares with a par value of one-tenth of one cent per share. Sit Mutual Funds, Inc., is the corporate issuer of the International Growth Fund, Balanced Fund, Developing Markets Growth Fund, and Small Cap Growth Fund, and Science and Technology Growth Fund. Sit Mutual Funds, Inc. has one trillion shares of common stock authorized with a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each of six series: Series A Common Shares represent shares of International Growth Fund; Series B Common Shares represent shares of Balanced Fund; Series C Common Shares represent shares of Developing Markets Growth Fund; Series D Common Shares represent shares of Small Cap Growth Fund; and Series E Common Shares represent shares of Science and Technology Growth Fund. The Board of Directors of Sit Mutual Funds, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of each Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights that means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of each Fund. The shares of each Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Funds are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. However, the Funds intend to hold meetings of shareholders annually. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Funds to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds. Additionally, the

Investment Company Act of 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS
     MOODY'S INVESTORS SERVICE, INC.
     -------------------------------
         Aaa      Judged to be the best quality, carry the smallest degree of investment risk
         Aa       Judged to be of high quality by all standards
         A        Possess many favorable investment attributes and are to be considered as higher medium grade obligations
         Baa      Medium grade obligations. Lack outstanding investment
                  characteristics.
         Ba       Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
         B        Generally lack characteristics of a desirable investment.
                  Assurance of interest and principal payments over any long period of time may be small.
         Caa      May be present elements of danger with respect to principal or interest or may be in default
         Ca       Represent obligations which are speculative in a high degree.
                  Often in default.
         C        Lowest class of bonds and issued regarded as having extremely poor prospects of attaining any real investment standing.
         Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     STANDARD & POOR'S CORPORATION
     -----------------------------
         AAA      Highest grade obligations and possess the ultimate degree of protection as to principal and interest
         AA       Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree
         A        Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and
                  principal are regarded as safe
         BBB      Considered investment grade with adequate capacity to pay
                  interest and repay principal.
         BB       Judged to be speculative with some inadequacy to meet timely interest and principal payments.
         B        Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely
                  impair capacity or willingness to pay interest and principal.
         CCC      Has a vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
         CC       Applied to debt subordinated to senior debt
         C        Applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating
         Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through BB. The indicators show relative standing within the major rating categories.

     FITCH IBCA
     ----------
         AAA      Highest credit quality with exceptional ability to pay
                  interest and repay principal
         AA       Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not
                  quite as strong as AAA
         A        Investment grade with high credit quality. Ability to pay
                  interest and repay principal is strong.
         BBB      Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
         BB       Considered speculative. Ability to pay interest and repay
                  principal may be affected over time by adverse economic
                  changes.
         B        Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
         CCC      Identifiable characteristics which if not remedied may lead to default. Ability to meet obligations requires an advantageous business and economic environment.
         CC       Minimally protected bonds. Default in payment of interest
                  and/or principal seems probable over time.
         C        Imminent default in payment of interest or principal
         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

     DUFF & PHELPS CREDIT RATING CO.
     -------------------------------
         AAA               Highest credit quality, risk factors are negligible
         AA+,AA,AA-        High credit quality with moderate risk
         A+,A,A-           Protection factors are average but adequate, however,
                           risk factors are more variable and greater in periods
                           of economic stress
         BBB+,BBB,BBB-     Below average protection factors, but still
                           considered sufficient for prudent investment
         BB+,BB,BB-        Below investment grade but likely to meet obligations
                           when due. B+,B,B- Below investment grade and possessing risk that obligations will not be met when due.
         CCC               Well below investment grade. May be in default or
                           considerable uncertainty as to timely payment of interest and/or principal.

COMMERCIAL PAPER RATINGS
     MOODY'S
     -------
         Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

     STANDARD & POOR'S
     -----------------
         The rating A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.

     FITCH'S
     -------
         F-1+              Exceptionally strong credit quality

     DUFF & PHELPS'
     --------------
         Category 1 (top grade):
         Duff1+            Highest certainty of timely payment
         Duff1             Very high certainty of timely payment
         Duff1-            High certainty of timely payment

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

      Explanatory Notes: This Registration Statement contains the combined Part C for the Sit Large Cap Growth Fund, Inc., Mid Cap Growth Fund, Inc. and Sit Mutual Funds, Inc.

      (a)   Articles of Incorporation
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 3 to the Fund's Registration Statement.)

      (b)   Bylaws
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 10 to the Fund's Registration Statement.)

      (c)   Instruments Defining Rights of Security Holders
            Not applicable.

      (d)   Investment Management Agreement
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 2 to the Fund's Registration Statement.)

      (d.1) Sub-Advisory Agreement
            1. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 2 to the Fund's Registration Statement.)

      (e)   Underwriting and Distribution Agreement
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 17 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 17 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 6 to the Fund's Registration Statement.)

      (f)   Bonus or Profit Sharing Contracts
            Not applicable.

      (g)   Custodian Agreement
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 23 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 23 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 18 to the Fund's Registration Statement.)

      (h.1) Transfer Agency and Services Agreement
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 20 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 10 to the Fund's Registration Statement.)

      (h.2) Accounting Services Agreement
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 23 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 23 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 18 to the Fund's Registration Statement.)

      (i)   Opinions and Consents of Dorsey & Whitney
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 13 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 13 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's original Registration Statement.)

      (j)   Consent of KPMG LLP
            1.    Sit Large Cap Growth Fund, Inc. (Filed herewith.)
            2.    Sit Mid Cap Growth Fund, Inc. (Filed herewith.)
            3.    Sit Mutual Funds, Inc. (Filed herewith.)

      (k)   Omitted Financial Statements
            Not applicable.

      (l)   Letter of Investment Intent
            1. Sit Large Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 14 to the Fund's Registration Statement.)
            2. Sit Mid Cap Growth Fund, Inc. (Incorporated by reference to Post-Effective Amendment No. 14 to the Fund's Registration Statement.)
            3. Sit Mutual Funds, Inc. (Incorporated by reference to Post-Effective Amendment No. 2 to the Fund's original Registration Statement.)

      (m)   Rule 12b-1 Plan
            Not applicable.

      (n)   Rule 18f-3 Plan
            Not applicable.

      (o)   Reserved.

      (p)   Codes of Ethics
            1.    Sit Large Cap Growth Fund, Inc. (Filed herewith.)
            2.    Sit Mid Cap Growth Fund, Inc. (Filed herewith.)
            3.    Sit Mutual Funds, Inc. (Filed herewith.)

Item 24. Persons Controlled by or Under Common Control with Registrant

      See the section of the Prospectus entitled "Investment Adviser" and "Investment Sub-Adviser" and the section of the Statement of Additional Information entitled "Investment Adviser."

Item 25. Indemnification

      Each Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

      Each Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

      In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

      (a) has not received indemnification for the same conduct from any other party or organization;
      (b)   acted in good faith;
      (c)   received no improper personal benefit;
      (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;
      (e) reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
      (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

      If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in
Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and
(b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Each Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 26. Business and other Connections of Investment Adviser

      Sit Investment Associates, Inc. (the "Adviser"), serves as the investment adviser. Sit/Kim International Investment Associates, Inc. (the "Sub-Adviser") serves as the Sub-Adviser of the Series A and Series C of Sit Mutual Funds, Inc. Below is a list of the officers and directors of the Adviser and the Sub-Adviser and their business/employment during the past two years.

                              Business and Employment During Past Two Years;
      Name                    Principal Business Address
      ----                    --------------------------------------------------
      Eugene C. Sit           Chairman, CEO, CIO and Treasurer of the Adviser;
                              Chairman and CEO of the Sub-Adviser; Director of SIA Securities Corp. (the "Distributor"); Chairman
                              & Director of all Sit Mutual Funds

      Peter L. Mitchelson     President and Director of the Adviser; Director
                              and Executive Vice President of the Sub-Adviser;
                              Senior Portfolio Manager of the Sit Large Cap
                              Growth Fund; Vice Chairman & Director of all Sit
                              Mutual Funds

      Roger J. Sit            Executive Vice President - Research & Investment
                              Management of the Adviser; Assistant to the Sit/Kim International Chief Investment Officer for
                              Investment Policy and Portfolio Management

      Frederick Adler         Director of the Adviser; Senior Partner, Fulbright
                                & Jaworski
                              1520 S. Ocean Boulevard
                              Palm Beach, FL 33480

      Norman Bud Grossman     Director of the Adviser; President, Cogel
                                Management;
                              4670 Wells Fargo Center
                              Minneapolis MN 55402

      William E. Frenzel      Advisory Director of the Adviser; Director of Sit
                              Mutual Funds; Director of the Sub-Adviser; Senior
                              Visiting Scholar at the Brookings Institution
                              1775 Massachusetts Avenue N.W.
                              Washington, D.C. 20036

     Charles W. Battey        Director of the Sub-Adviser
                              7500 West 110th Street
                              Overland Park, KS 66210

                              Business and Employment During Past Two Years;
      Name                    Principal Business Address
      ----                    --------------------------------------------------
      David L. Redo           Director of the Sub-Adviser; Managing Director of
                              Fremont Investment Advisors, Inc.
                              333 Market Street, Suite 2600
                              San Francisco, CA 94105

      Michael C. Brilley      Senior Vice President and Senior Fixed Income
                              Officer of the Adviser; Director and Senior Vice
                              President of Sit U.S. Government Securities Fund,
                              Inc., Sit Money Market Fund, Inc., and Sit Mutual
                              Funds II, Inc. and Sit Balanced Fund

      Debra A. Sit            Vice President - Bond Investments of the Adviser;
                              Assistant Treasurer of the Sub-Adviser; Vice
                              President - Investments of Sit U.S. Government
                              Securities Fund, Inc., Sit Money Market Fund,
                              Inc., and Sit Mutual Funds II, Inc.

      Ronald D. Sit           Vice President - Research and Investment
                              Management of the Adviser

      Erik S. Anderson        Vice President - Research and Investment
                              Management of the Adviser

      John T. Groton, Jr.     Vice President - Research and Investment
                              Management of the Adviser

      Kent L. Johnson         Vice President - Research and Investment
                              Management of the Adviser

      Robert W. Sit           Vice President - Research and Investment
                              Management of the Adviser

      Paul E. Rasmussen       Vice President, Secretary and Controller of the
                              Adviser and the Sub-Adviser; Vice President and
                              Treasurer of all Sit Mutual Funds.

      David A. Brown          Vice President - Client Relations Marketing of the
                              Adviser

      Carla J. Rose           Vice President - Administration & Deputy
                              Controller of the Adviser

      Debra K. Beaudet        Vice President - Staff Operations of the Adviser

Item 27. Principal Underwriters

      The Distributor for each Registrant is SIA Securities Corp., 4600 Wells Fargo Center, Minneapolis, MN 55402, an affiliate of the Adviser. The Distributor distributes only shares of each Registrant.

      Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

                              Business and Employment During Past Two Years;
      Name                    Principal Business Address
      ----                    --------------------------------------------------
      Eugene C. Sit           Chairman, CIO and Treasurer of the Adviser;
                              Chairman and CEO of the Sub-Adviser; Director of the Distributor; Chairman of the Board of Directors of all Sit Mutual Funds

      Peter L. Mitchelson     President and Director of the Adviser; Director
                              and Executive Vice President of the Sub-Adviser;
                              Senior Portfolio Manager of the Sit Large Cap
                              Growth Fund; Director of the Distributor; Vice
                              Chairman & Director of all Sit Mutual Funds

      Paul E. Rasmussen       Vice President, Secretary and Controller for the
                              Adviser and Sub-Adviser; President and Treasurer of the Distributor; Vice President & Treasurer of all Sit Mutual Funds

Item 28. Location of Accounts and Records

      The Custodian for each Registrant is The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675. The Transfer Agent for each Registrant is First Data Investor Services, 4400 Computer Drive, Westboro, MA 01581. Other books and records are maintained by the Adviser, which is located at 4600 Wells Fargo Center, Minneapolis, MN 55402 and the Sub-Adviser, which is located at the same address.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 1st day of November, 2000.

                         SIT LARGE CAP GROWTH FUND, INC.
                         (Registrant)

                         By     /s/ Eugene C. Sit
                                -------------------------------
                                Eugene C. Sit, Chairman

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature and Title
           -------------------

/s/ Eugene C. Sit                                     Dated: November 1, 2000
------------------------------------------
Eugene C. Sit, Chairman
(Principal Executive Officer and Director)


/s/ Paul E. Rasmussen                                 Dated: November 1, 2000
-------------------------------------------
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

William E. Frenzel, Director*

John E. Hulse, Director*

Sidney L. Jones, Director*

Peter L. Mitchelson, Director*

Donald W. Phillips, Director*


*By /s/ Eugene C. Sit                                 Dated: November 1, 2000
    ---------------------------------------
    Eugene C. Sit, Attorney-in-fact
    (Pursuant to Powers of Attorney filed
    previously with the Commission.)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 1st day of November, 2000.

                         SIT MID CAP GROWTH FUND, INC.
                         (Registrant)

                         By     /s/ Eugene C. Sit
                                -------------------------------
                                Eugene C. Sit, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature and Title
           -------------------

/s/ Eugene C. Sit                                     Dated: November 1, 2000
------------------------------------------
Eugene C. Sit, Chairman
(Principal Executive Officer and Director)


/s/ Paul E. Rasmussen                                 Dated: November 1, 2000
-------------------------------------------
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

William E. Frenzel, Director*

John E. Hulse, Director*

Sidney L. Jones, Director*

Peter L. Mitchelson, Director*

Donald W. Phillips, Director*


*By /s/ Eugene C. Sit                                 Dated: November 1, 2000
    ---------------------------------------
    Eugene C. Sit, Attorney-in-fact
    (Pursuant to Powers of Attorney filed
    previously with the Commission.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 1st day of November, 2000.

                         SIT MUTUAL FUNDS,  INC.
                         (Registrant)

                         By     /s/ Eugene C. Sit
                                -------------------------------
                                Eugene C. Sit, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature and Title
           -------------------

/s/ Eugene C. Sit                                     Dated: November 1, 2000
------------------------------------------
Eugene C. Sit, Chairman
(Principal Executive Officer and Director)


/s/ Paul E. Rasmussen                                 Dated: November 1, 2000
-------------------------------------------
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

William E. Frenzel, Director*

John E. Hulse, Director*

Sidney L. Jones, Director*

Peter L. Mitchelson, Director*

Donald W. Phillips, Director*


*By /s/ Eugene C. Sit                                 Dated: November 1, 2000
    ---------------------------------------
    Eugene C. Sit, Attorney-in-fact
    (Pursuant to Powers of Attorney filed
    previously with the Commission.)

                       REGISTRATION STATEMENT ON FORM N-1A

                                  EXHIBIT INDEX

EXHIBIT NO.        NAME OF EXHIBIT                                      PAGE NO.
-----------        ---------------                                      --------

(j)                Independent Auditors' Consent                        C-11

(p)                Code of Ethics                                       C-12
                     (Combined Code of Ethics for each Registrant)

                                   EXHIBIT (j)
                          Independent Auditors' Consent


The Board of Directors and Shareholders
Sit Mutual Funds, Inc.
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.


We consent to the use of our report dated August 4, 2000 incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights" in Part A and "Custodian; Sub-Custodian; Counsel; Accountants" in Part B of the Registration Statement.




                                           /s/ KPMG LLP

                                           KPMG LLP
Minneapolis, Minnesota
October 30, 2000

                                   EXHIBIT (p)
                                 Code of Ethics

                                 CODE OF ETHICS
                                       FOR
                        SIT INVESTMENT ASSOCIATES, INC.,
                   SIT INVESTMENT FIXED INCOME ADVISORS, INC.
                       SIT FIXED INCOME ADVISORS II, LLC
                SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.
              SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES II, LLC
                              AND SIT MUTUAL FUNDS


                           I. PURPOSE AND CONSTRUCTION

This Code of Ethics ("Code") is adopted by Sit Investment Associates, Inc. ("Adviser"), Sit Investment Fixed Income Advisors, Inc. ("Fixed Income"), Sit Fixed Income Advisors II, LLC ("Fixed Income II") Sit/Kim International Investment Associates, Inc. ("International"), Sit/Kim International Investment Associates II, LLC ("International II") and the Sit Mutual Funds ("Funds") in an effort to prevent violations of Section 17 of the 1940 Act and the Rules and Regulations thereunder. This Code is designed to prevent investment activities by persons with access to certain information that might be harmful to the Funds or which might enable such persons to illicitly profit from their relationship with the Funds. This Code is also designed to codify the written policies and procedures designed to prevent the misuse of material, nonpublic information in violation of the 1934 Act or the Advisers Act, or the Rules and Regulations thereunder, as required by Section 15(f) of the 1934 Act and Section 204A of the Advisers Act. Each Associated Person must read and retain a copy of this Code, and execute the acknowledgment attached hereto.

                                 II. DEFINITIONS

         A. "Access Person" means any director, officer, general partner, or Advisory Person of a Fund or of Adviser, Fixed Income, Fixed Income II, International, or International II.
         B. "Advisers Act" means the Investment Advisers Act of 1940, 15 U.S.C.ss.30b-1 toss.30b-21.
         C.       "Advisory Person" means:
                  1. Any employee of a Fund or of Adviser, Fixed Income, Fixed Income II, International, or International II (or of any company in a control relationship to a Fund or to Adviser, Fixed Income, Fixed Income II, International, or International II) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a Fund, or whose functions or duties relate to the making of any recommendations with respect to such purchases or sales; and
                  2. Any natural person in a control relationship to a Fund or to Adviser, Fixed Income, Fixed Income II, International, or International II who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of a security.
         D.       "Affiliated Person" of another person means:
                  1. Any person directly or indirectly owning, controlling, or holding with power to vote, five percent (5%) or more of the outstanding voting securities of such other person;
                  2. Any person, five percent (5%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person;
                  3. Any person directly or indirectly controlling, controlled by, or under common control with, such other person;
                  4. Any officer, director, partner, co-partner, or employee of such other person;
                  5. If such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and

                  6. If such other person is an unincorporated investment company not having a board of directors, the depositor thereof.
         E. "Associated Person" means any partner, officer, director, or branch manager of Adviser, Fixed Income, Fixed Income II, International, or International II (or any person occupying a similar status or performing similar functions), any person directly or indirectly controlling, controlled by, or under common control with Adviser, Fixed Income, Fixed Income II, International, or International II, or any employee of Adviser, Fixed Income, Fixed Income II, International, or International II.
         F. "Control" shall have the meaning as that set forth in section 2(a)(9) of the 1940 Act.
         G. "Fund" means any investment company registered under the 1940 Act for which Adviser, Fixed Income, Fixed Income II, International, or International II acts as the investment adviser and manager; provided, however, that for purposes of Sections III.A, D., E., and F., "Fund" shall also include all other accounts managed by Adviser, Fixed Income, Fixed Income II, International, and International II. References herein to "Adviser" shall be deemed to include Fixed Income, Fixed Income II, International, and International II, unless the context clearly implies to the contrary.
         H. "Insider" means Adviser or the Funds, or an Associated Person of Adviser or the Funds, or any Affiliated Person thereof, or any member of his immediate family. Additionally, a person is deemed an "Insider" if he enters into a special confidential relationship in the conduct of the affairs of Adviser or the Funds, or any Affiliated Person thereof, and as a result is given access to material, nonpublic information. Examples of such Insiders include accountants, consultants, advisers, attorneys, bank lending officers, and the employees of such organizations.
         I. "Insider Trading" means the use of material, nonpublic information to trade in a Security (whether or not one is an Insider) or the communication of material, nonpublic information to others. While the meaning of the term is not static, "Insider Trading" generally includes:
                  1. Trading in a Security by an Insider, while in possession of material, nonpublic information;
                  2. Trading in a Security by a person who is not an Insider, while in possession of material, nonpublic information, where the information either was disclosed to such person in violation of an Insider's duty to keep it confidential or was misappropriated; and
                  3. Communicating material, nonpublic information to any person, who then trades in a Security while in possession of such information.
         J. "Material information" means information for which there is a substantial likelihood that a reasonable investor would consider it important in making investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Examples of material information include information regarding dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.
         K. "Member of immediate family" of a person includes such person's spouse, children under the age of twenty-five years residing with such person, and any trust or estate in which such person or any other member of his immediate family has a substantial beneficial interest, unless neither such person nor any other member of his immediate family is able to control or participate in the investment decisions of such trust or estate.
         L. "Nonpublic information" means information that has not been effectively communicated to the market place.
         M. "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.
         N. "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, or shares of registered open-end investment companies; provided, however, that for purposes of the Insider Trading prohibition of Section III.A., "Security" shall include all securities set forth in Section 2(a)(36) of the 1940 Act.
         O. "Security held or to be acquired" by a registered investment company means any Security which, within the most recent 15 days, (i) is or has been held by such company, or (ii) is being or has been considered by such company or its investment adviser for purchase by such company.
         P. "1934 Act" means the Securities Exchange Act of 1934, 15 U.S.C.ss.78a to 78kk.

         Q. "1940 Act" means the Investment Company Act of 1940, 15 U.S.C.ss.80a-1 toss.80a-64.
         R. "Restricted List" means a list of Securities maintained by the Adviser in which proprietary and personal transactions are prohibited.

                                III. RESTRICTIONS

         A.       Nonpublic Information.
                  1. An Insider shall use due care to ensure that material, nonpublic information remains secure and shall not divulge to any person any material, nonpublic information, except in the performance of his duties. For example, files containing material, nonpublic information should be sealed, and access to computer files containing material, nonpublic information should be restricted.
                  2. No Insider shall engage in Insider Trading, on behalf of himself or others.
                  3. An Access Person shall not divulge to any person contemplated or completed securities transactions of a Fund, except in the performance of his duties, unless such information previously has become a matter of public knowledge.
                  4. Questions regarding whether the information is material and/or nonpublic may be directed to the Chairman of Adviser or his designee.
         B. Section 17(d) Limitations. No Affiliated Person of a Fund, or any Affiliated Person of such person, acting as principal, shall effect any transaction in which a Fund, or a company controlled by a Fund, is a joint or a joint and several participant with such person or Affiliated Person, in contravention of such rules and regulations as the Securities and Exchange Commission may prescribe under Section 17(d) of the 1940 Act for the purpose of limiting or preventing participation by the Funds or controlled companies on a basis different from or less advantageous than that of such other participant.
         C. Prescribed Activities Under Rule 17j-l(a). Rule 17j-l(a) under the 1940 Act provides: It shall be unlawful for any affiliated person of or principal underwriter for a registered investment company, or any affiliated person of an investment adviser of or principal underwriter for a registered investment company in connection with the purchase or sale, directly, or indirectly, by such a person of a security held or to be acquired, as defined in this section, by such registered investment company --
                  (1) To employ any device, scheme or artifice to defraud such registered investment company;
                  (2) To make to such registered investment company any untrue statement of a material fact or omit to state to such registered investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
                  (3) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any such registered investment company; or
                  (4) To engage in any manipulative practice with respect to such registered investment company. Any violation of Rule 17j-1(a) shall be deemed to be a violation of the Code.
         D. Covenant to Exercise Best Judgment. An Advisory Person shall act on his best judgment in effecting, or failing to effect, any Fund transaction and such Advisory Person shall not take into consideration his personal financial situation in connection with decisions regarding Fund portfolio transactions.
         E.       Limitations on Transactions.
                  1. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family, shall not purchase or sell any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership if at the time of such purchase or sale such
                           Security:
                                    (a)      is included on the Restricted List
                                             maintained by the Adviser; or
                                    (b)      is held or to be acquired by the
                                             Fund.

                           However, the purchase or sale of a Security more than ten (10) trading days prior to or ten (10) trading days after a Fund's purchase or sale of such Security shall not be a violation of this Paragraph III.E.1(b) and provided that the ten day waiting period does not apply if a Fund has sold all its interest in that Security.
                  2. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family shall not purchase securities offered in an Initial Public Offering.
                  3. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family, shall not purchase and sell the same (or equivalent) securities within 60 calendar days; and shall not sale and purchase the same (or equivalent) securities within 60 calendar days.
                  4. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family, shall not effect more than the lesser of the following number of purchase and/or sale transactions a.) twenty (20) transactions within one calendar quarter or b.) fifty (50) transactions within one calendar year, without the advance written approval of the Chairman of the Adviser or his designee. Multiple purchases or sales of the same security effected contemporaneously shall be considered a single transaction for purposes of this Paragraph III.E.4.
         F. Prior Clearance. Prior to the sale or purchase of Securities, an executive officer or an Advisory Person of Adviser, or any member of his immediate family, must obtain written clearance for the transaction from the Chairman of Adviser or his designee.

                           IV. REPORTING REQUIREMENTS

         A. Initial Holdings Report. Not later than ten (10) days after becoming an Associated Person or Access Person, such person shall submit an initial holdings report listing all securities beneficially owned by such person, and listing any securities account such person maintains with a broker, dealer or bank.
         B. Annual Holdings Report. On or before January 30 of each year, each Associated Person and each Access Person shall submit an annual holdings report containing the following information: the title, number of shares and principal amount of each security in which such person had any direct or indirect beneficial ownership, and the name of any broker, dealer or bank with whom such person maintains an account in which any securities are held for the direct or indirect benefit of such person.
         C. Quarterly Report. Not later than ten (10) days after the end of each calendar quarter, each Associated Person and each Access Person shall submit a report which shall specify the following information with respect to transactions during the then ended calendar quarter in any Security in which such Associated Person or Access Person has, or by reason of such transaction acquired, any direct or indirect beneficial ownership in the Security:
                  1. The date of the transaction, the title and the number of shares, and the principal amount of each Security involved;
                  2. The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);
                  3.       The price at which the transaction was effected;
                  4. The name of the broker, dealer, or bank with or through whom the transaction was effected; and
                  5.       The date the report was submitted.
                           If no transactions have occurred during the period, the report shall so indicate. With respect to any account established by the Associated Person or Access Person in which any securities were held during the quarter for the direct or indirect benefit of such person, the report shall contain the name of the broker, dealer or bank with whom the Access Person established the account and the date the account was established.
         D. Broker Statements and Confirmations. Each Associated Person and each Access Person shall insure that the Adviser receives duplicate copies of his or her and any member of his or her immediate family's, including for purposes of this section any relative living in the same household, confirmations and statements directly from all brokerage firms.

         E. Disclosure of Holdings. An executive officer or an Advisory Person of the Adviser shall immediately notify the Adviser of any Security held by him or her (including any member of his or her immediate family) that he or she knows or should know is included on the Restricted List maintained by the Adviser or which is being considered for purchase by a Fund. A Security is being considered for purchase or sale when a recommendation to purchase or sell a security has been made and communicated and, with respect to the persons making the recommendation, when such person seriously considers making such a recommendation.
         F. Limitation on Reporting Requirements. Notwithstanding the provisions of Sections IV.A., B., C., D. and E., no Access Person shall be required to make a report:
                  1. With respect to transactions effected for any account over which such person does not have any direct or indirect influence or control; or
                  2. If such a person is not an "interested person" of a Fund as defined in Section 2(a)(19) of the 1940 Act and would be required to make such a report solely by reason of begin a director of a Fund, except where such director knew or, in the ordinary course of fulfilling his official duties as a director of a Fund, should have known that during the 15-day period immediately preceding or after the date of the transaction in a Security by the director, such Security is or was purchased or sold by a Fund or such purchase or sale by a Fund is or was considered by such Fund or Adviser, such director is required to file a quarterly report pursuant to the provisions of
                           Section IV. C.; or
                  3. Where a report made to Adviser would duplicate information recorded pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Advisers Act.
         G. Reports of Violations. In addition to the quarterly reports required under this Article IV, Associated Persons and Access Persons promptly shall report any transaction which is, or might appear to be, in violation of this Code. Such report shall contain the information required in quarterly reports filed pursuant to Sections IV.A.
         H.       Filing of Reports. All reports prepared pursuant to this
                  Article IV shall be filed with the Chairman of Adviser or his designee.
         I. Certification to General Counsel of Funds. Prior to February 1 of each year, Adviser shall prepare and deliver to the General Counsel of the Funds a report which shall describe in detail violations of this Code for the prior calendar year, unless such violations have previously been reported to the General Counsel of the Funds.
         J. Dissemination of Reports. The General Counsel of the Funds shall have the right at any time to receive copies of any reports submitted pursuant to this Article IV. Such General Counsel shall keep all reports confidential except as disclosure thereof to the Boards of Directors of the Funds or of Adviser or other appropriate persons may be reasonably necessary to accomplish the purposes of this Code.

                           V. SUPERVISORY PROCEDURES

         The following supervisory procedures shall be implemented:
         A. Prevention of Insider Trading. To prevent Insider Trading, the Chairman of Adviser or his designee shall:
                  1. Take appropriate measures to familiarize Associated Persons with the Code;
                  2.       Answer questions regarding the Code;
                  3. Resolve issues of whether information received by an Insider is material and/or nonpublic; and
                  4.       Review and update the Code as necessary.
         B. Detection of Insider Trading. To detect Insider Trading, the Chairman of Adviser or his designee shall:
                  1. Review the trading activity and holdings reports filed by each Associated Person and Access Person; and
                  2.       Review the trading activity of Adviser and the Funds.
         C. Administration of the Code. The Chairman of Adviser or his designee shall, at least annually, provide the Funds' Board with a written report that:

                  1. Describes any issues arising under the Code or procedures since the last report to the Boards of Directors, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and
                  2. Certifies that the fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonable necessary to prevent Associated Persons and Access Persons from violating the Code.

                         VI. ENFORCEMENT AND SANCTIONS

         A. General. Any Affiliated Person of Adviser who is found to have violated any provision of this Code may be permanently dismissed, reduced in salary or position, temporarily suspended from employment, or sanctioned in such other manner as may be determined by the Board of Directors of Adviser in its discretion. If an alleged violator is not affiliated with Adviser, the Board of Directors of the Fund or Funds involved shall have the responsibility for enforcing this Code and determining appropriate sanctions. In determining sanctions to be imposed for violations of this Code, the Board of Directors may consider any factors deemed relevant, including without limitation:
                  1.       The degree of willfulness of the violation;
                  2.       The severity of the violation;
                  3. The extent, if any, to which the violator profited or benefited from the violation.
                  4. The adverse effect, if any, of the violation on the Fund or Funds;
                  5.       The market value and liquidity of the class of
                           Securities involved in the violation;
                  6.       The prior violations of the Code, if any, by the
                           violator;
                  7.       The circumstances of discovery of the violation; and
                  8. If the violation involved the purchase or sale of Securities in violation of this Code, (a) the price at which the Fund purchase or sale was made and (b) the violator's justification for making the purchase or sale, including the violator's tax situation, the extent of the appreciation or depreciation of the Securities involved, and the period the Securities have been held.
         B.       Violations of Section III.E.
                  1. At its election, a Fund may choose to treat a transaction prohibited under Section III.E. of this Code as having been made for its account. Such an election may be made only by a majority vote of the directors of the Fund who are not Affiliated Persons of Adviser. Notice of an election under this Paragraph B.1 shall not be effective unless given to Adviser within sixty (60) days after the Fund is notified of such transaction. In the event of a violation involving more than one Fund, recovery shall be allocated between the affected Funds in proportion to the relative net asset values of the Funds as of the date of the violation. A violator shall be obligated to pay the Fund any sums due to said Fund pursuant to paragraph B.2 below due to a violation by a member of the immediate family of such violator.
                  2. If Securities purchased in violation of Section III.E. of this Code have been sold by the violator in a bona fide sale, the Fund shall be entitled to recover the profit made by the violator. If such Securities are still owned by the violator, or have been disposed of by such violator other than by a bona fide sale at the time notice of election is given by the Fund, the Fund shall be entitled to recover the difference between the cost of such Securities to the violator and the fair market value of such Securities on the date the Fund acquired such Securities. If the violation consists of a sale of Securities in violation of Section III.E. of this Code, the Fund shall be entitled to recover the difference between the net sale price per share received by the violator and the net sale price per share received by the Fund, multiplied by the number of shares sold by the violator. Each violation shall be treated individually and no offsetting or netting of violations shall be permitted.
                  3. Knowledge on the part of the General Counsel of a Fund of a transaction in violation of Section III.E. of this Code shall be deemed to be notice to the Fund under Paragraph VI.B.1. Knowledge on the part of a director or officer of a Fund who is an Affiliated Person of

                           Adviser of a transaction in violation of this Code shall not be deemed to be notice under Paragraph VI.B.1.
                  4. If the Board of Directors of a Fund determine that a violation of this Code has caused financial detriment to such Fund, upon reasonable notice to Adviser, Adviser shall use its best efforts, including such legal action as may be required, to cause a person who has violated this Code to deliver to the Fund such Securities, or to pay to the Fund such sums, as the Fund shall declare to be due under this Section VI.B., provided that:
                                    a.       Adviser shall not be required to
                                             bring legal action if the amount
                                             recoverable reasonably would not be
                                             expected to exceed $2,500;
                                    b.       In lieu of bringing a legal action
                                             against the violator, Adviser may
                                             elect to pay to the Fund such sums
                                             as the Fund shall declare to be due
                                             under this Section VI.B.; and
                                    c.       Adviser shall have no obligation to
                                             bring any legal action if the
                                             violator was not an Affiliated
                                             Person of Adviser.
         C. Rights of Alleged Violator. A person charged with a violation of this Code shall have the opportunity to appear before the Board of Directors as may have authority to impose sanctions pursuant to this Code, at which time such person shall have the opportunity, orally or in writing, to deny any and all charges, set forth mitigating circumstances, and set forth reasons why the sanctions for any violations should not be severe.
         D. Notification to General Counsel of Funds. The General Counsel of the Fund involved shall be advised promptly of the initiation and outcome of any enforcement actions hereunder.
         E. Delegation of Duties. The Board of Directors may delegate its enforcement duties under this Article VI to a special committee of the Board of Directors comprised of at least three persons; provided, however, that no director shall serve on such committee or participate in the deliberations of the Board of Directors hereunder who is charged with a violation of this Code.
         F. Non-exclusivity of Sanctions. The imposition of sanctions hereunder by the Board of Directors of Adviser shall not preclude the imposition of additional sanctions by the Board of Directors of the Funds and shall not be deemed a waiver of any rights by the Funds. In addition to sanctions which may be imposed by the Boards of Directors of Adviser and the Funds, persons who violate this Code may be subject to various penalties and sanctions including, for example, (i) injunctions; (ii) treble damages; (iii) disgorgement of profits; (iv) fines to the person who committed the violation of up to three times the profit gained or loss avoided, whether nor not the person actually benefited; and (v) jail sentences.

                          VII. MISCELLANEOUS PROVISIONS

         A. Identification of Associated Persons and Access Persons. Adviser shall, on behalf of the Funds, identify all Associated Persons and Access Persons who are under a duty to make reports under Section IV.A. and shall inform such persons of such duty.
         B. Maintenance of Records. Adviser shall, on behalf of the Funds, maintain and make available records as required by Rule 17j-l(d).
         C. Prior Clearance Procedure. Prior to effecting a transaction in a Security, an Insider (other than persons covered under Section III.F.) may notify Adviser of the proposed transaction, and the name, title, and amount of the Security involved. Adviser shall determine whether such proposed transaction would, may, or would not be consistent with this Code. Such conclusion shall be promptly communicated to the Insider making such request. Absent extraordinary circumstances, no Insider shall be deemed to have violated this Code for effecting a Securities transaction, if such Insider has been advised by Adviser that the transaction would be consistent with this Code. Adviser shall make written records of actions under this Section VII.C., which records shall be maintained and made available in the manner required by Rule 17j-l(d).
         D. Effective Date. The effective date of this Code shall be April 28, 1989.
         E. Disclosure of Code of Ethics. This Code is on public file with, and available from, the Securities and Exchange Commission ("SEC"), as an exhibit to the Funds' Registration Statement.